                      FIRST NATIONAL BANK OF COMMERCE

                          Transferor and Servicer

                                    and

                            -------------------
                                  Trustee

                   on behalf of the Series 1997-1 Holders



                          SERIES 1997-1 SUPPLEMENT

                      Dated as of ___________ __, 1997

                                     to

                      POOLING AND SERVICING AGREEMENT

                     Dated as of ____________ __, 1997



                     FIRST NBC CREDIT CARD MASTER TRUST

                               Series 1997-1

                                      TABLE OF CONTENTS
                                                                         Page

SECTION 1.  Designation...................................................1

SECTION 2.  Definitions...................................................2

SECTION 3.  Servicing Compensation and Assignment of Interchange and
         Other Account Revenues..........................................20

SECTION 4.  Reassignment and Transfer Terms..............................22

SECTION 5.  Delivery and Payment for the Investor Certificates...........22

SECTION 6.  Depository; Form of Delivery of Investor Certificates; Legends;
         Transfer Restrictions and Procedures............................22

SECTION 7.  Article IV of Agreement......................................22
         SECTION 4.6  Rights of Holders and the Collateral Interest
         Holder .........................................................22
         SECTION 4.7  Allocations........................................23
         SECTION 4.8  Determination of Monthly Interest..................29
         SECTION 4.9  Determination of Monthly Principal.................30
         SECTION 4.10  Coverage of Required Amount.......................31
         SECTION 4.11  Monthly Payments..................................33
         SECTION 4.12  Series Investor Charge-Offs.......................37
         SECTION 4.13  Excess Spread.....................................39
         SECTION 4.14  Reallocated Investor Finance Charge Collections...41
         SECTION 4.15  Reallocated Principal Collections.................42
         SECTION 4.16  Shared Principal Collections......................43
         SECTION 4.17  Principal Account and Principal Funding Account...43
         SECTION 4.18  Reserve Account...................................45
         SECTION 4.19  Determination of LIBOR............................46
         SECTION 4.20  Transferor's or Servicer's Failure to Make a Deposit
                  or Payment.............................................47

SECTION 8.  Article V of the Agreement...................................48
         SECTION 5.1  Distributions......................................48
         SECTION 5.2  Monthly Series 1997-1 Holders' Statement...........48

SECTION 9.  Series 1997-1 Pay Out Events.................................49

SECTION 10.  Series 1997-1 Termination...................................50

                                                                        Page




SECTION 11.  Periodic Finance Charges and Other Fees.....................51

SECTION 12.  Counterparts................................................51

SECTION 13.  Governing Law...............................................51

SECTION 14.  No Petition.................................................51

SECTION 15.  Amendments..................................................51



EXHIBITS

EXHIBIT A-1       Form of Class A Certificate
EXHIBIT A-2       Form of Class B Certificate
EXHIBIT B         Form of Monthly Payment Instructions
                    and Notification to Trustee
EXHIBIT C         Form of Monthly Series 1997-1 Holders' Statement

     SERIES 1997-1 SUPPLEMENT, dated as of ______________ __, 1997 (this "Series Supplement"), by and between FIRST NATIONAL BANK OF COMMERCE, a national banking association ("First NBC"), as Transferor and Servicer, and __________________________, as Trustee under the Pooling and Servicing Agreement dated as of ______________ __, 1997 between First NBC and Trustee (the "Agreement").

     Section 6.9 of the Agreement provides, among other things, that Transferor and Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the delivery by Trustee to Transferor for the execution and redelivery to Trustee for authentication of one or more Series of Certificates.

     Pursuant to this Series Supplement, Transferor and the Trust shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof.

     SECTION 1. Designation. (a) There is hereby created a Series of Investor Certificates to be issued in two Classes pursuant to the Agreement and this Series Supplement and to be known together as the "Series 1997-1 Certificates." The two classes shall be designated the Class A Floating Rate Asset Backed Certificates, Series 1997-1 (the "Class A Certificates") and the Class B Floating Rate Asset Backed Certificates, Series 1997-1 (the "Class B Certificates"). The Class A Certificates and the Class B Certificates shall be substantially in the form of Exhibits A-1 and A-2, respectively. In addition, there is hereby created a third Class which constitutes an uncertificated interest in the Trust, shall be deemed to be an "Investor Certificate" for all purposes under the Agreement and this Series Supplement, except as expressly provided herein, and shall be known as the Collateral Interest, Series 1997-1 and have the rights assigned to the Collateral Interest in this Series Supplement.

     (b) Series 1997-1 shall be included in Group I, which shall be a Reallocation Group in which all Series shall also be Excess Allocation Series. Series 1997-1 shall be a Principal Sharing Series. Series 1997-1 shall not be subordinated to any other Series.

     (c) The Collateral Interest Holder, as holder of an "Investor Certificate" under the Agreement, shall be entitled to the benefits of the Agreement and this Series Supplement upon payment by the Collateral Interest Holder of amounts owing on the Closing Date pursuant to the Loan Agreement. Notwithstanding the foregoing, except as expressly provided herein, the provisions of Article VI and Article XII of the Agreement relating to the registration, authentication, delivery, presentation, cancellation and surrender of Registered Certificates shall not be applicable to the Collateral Interest.

     SECTION 2. Definitions. If any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern. References to any Article, Section or subsection are references to Articles, Sections or subsections of the Agreement, except as otherwise expressly provided. All capitalized terms not otherwise defined herein are defined in the Agreement, and the interpretive provisions set out in
Section 1.2 of the Agreement apply to this Series Supplement. Each capitalized term defined herein relates only to the Investor Certificates and no other Series of Certificates issued by the Trust.

     "Accumulation Shortfall" initially means zero and thereafter means, with respect to any Monthly Period during the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount for the previous Monthly Period over the amount deposited into the Principal Funding Account pursuant to subsection 4.11(e)(i) with respect to the Class A Certificates for the previous Monthly Period.

     "Actual Allocations" is defined in subsection 4.7(e).

     "Adjusted Investor Interest" means, on any date of determination, an amount equal to the sum of (a) the Class A Adjusted Investor Interest and
(b) the Class B Investor Interest and (c) the Collateral Interest.

     "Available Investor Principal Collections" means, as to any Monthly Period, an amount equal to (a) the Investor Principal Collections for such Monthly Period, minus (b) the amount of Reallocated Principal Collections with respect to such Monthly Period that, pursuant to Section 4.15, are required to fund the Class A Required Amount and the Class B Required Amount (other than any portions thereof that are applied pursuant to (x) subsection 4.11(a)(iii) and (y) subsection 4.13(c) (to the extent such portions pursuant to subsection 4.13(c) are available to pay the Class B Net Default Amount), which shall, without duplication, be included as Available Investor Principal Collections), plus (c) the amount of Shared Principal Collections that are allocated to Series 1997-1 in accordance with subsection 4.16(b).

     "Available Reserve Account Amount" means, as to any Transfer Date, the lesser of (a) the amount on deposit in the Reserve Account on such date (after taking into account any interest and earnings retained in the Reserve Account pursuant to subsection 4.18(b) on such date, but before giving effect to any deposit made or to be made pursuant to subsection 4.13(i) to the Reserve Account on such date) and (b) the Required Reserve Account Amount.

     "Base Rate" means, as to any Monthly Period, the sum of (a) the weighted average of the Class A Certificate Rate, the Class B Certificate Rate, and the Collateral Rate (each for the related Interest Period) plus (b) the Series Servicing Fee Percentage.

     "Class A Additional Interest" is defined in Section 4.8(a).

     "Class A Adjusted Investor Interest" means, on any date of determination, an amount equal to the Class A Investor Interest minus the Principal Funding Account Balance on such date of determination.

     "Class A Available Funds" means, as to any Monthly Period, an amount equal to the sum of (a) the Class A Floating Allocation of Reallocated Investor Finance Charge Collections, excluding the portion of Reallocated Investor Finance Charge Collections attributable to Servicer Interchange,
(b) with respect to any Monthly Period during the Controlled Accumulation Period prior to the payment in full of the Class A Investor Interest, the Principal Funding Investment Proceeds arising pursuant to subsection 4.17(b), if any, with respect to the related Transfer Date that are to be applied as Class A Available Funds pursuant to subsection 4.17(b) and (c) amounts, if any, to be withdrawn from the Reserve Account that will be deposited into the Finance Charge Account on the related Transfer Date pursuant to subsections 4.18(b) and 4.18(d) (or that will be required to be deposited in the Finance Charge Account pursuant to such subsections on the related Transfer Date (before giving effect to any permitted netting)).

     "Class A Certificate Rate" means with respect to each Interest Period (or, in the case of the initial Interest Period, with respect to each portion thereof having a separate LIBOR Determination Date) a per annum rate equal to 0.___% per annum in excess of LIBOR, as determined on the related LIBOR Determination Date.

     "Class A Certificates" is defined in subsection 1(a) of this Series Supplement.

     "Class A Deficiency Amount" is defined in subsection 4.8(a).

     "Class A Fixed Allocation" means, for any Monthly Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the numerator used in determining the related Fixed Investor Percentage; provided that if Series 1997-1 is paired with a Paired Series and a Pay Out Event occurs with respect to such Paired Series during the Controlled Accumulation Period, Transferor may, by written notice delivered to Trustee and Servicer, designate a different numerator (provided that such numerator is not less than the Class A Adjusted Investor Interest (less the balance on deposit in the Principal Account) as of the last day of the revolving period for such Paired Series).

     "Class A Floating Allocation" means, for any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day; provided that, with respect to the first Monthly Period, the Class A Floating Allocation means the percentage equivalent of a fraction, the numerator of which is the Class A Initial Investor Interest and the denominator of which is the Initial Investor Interest.

     "Class A Holder" means the Person in whose name a Class A Certificate is registered in the Certificate Register.

     "Class A Initial Investor Interest" means the aggregate initial principal amount of the Class A Certificates, which is $___________.

     "Class A Investor Allocation" means, for any Monthly Period, (a) with respect to Net Default Amounts and Reallocated Investor Finance Charge Collections at any time and Principal Receivables during the Revolving Period, the Class A Floating Allocation and (b) with respect to Principal Receivables during the Controlled Accumulation Period or Rapid Amortization Period, the Class A Fixed Allocation.

     "Class A Investor Charge-Off" is defined in subsection 4.12(a).

     "Class A Investor Interest" means, on any date of determination, an amount equal to (a) the Class A Initial Investor Interest, minus (b) the aggregate amount of principal payments made to Class A Holders prior to such date and minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge- Offs pursuant to subsection 4.12(a) over Class A Investor Charge-Offs reimbursed pursuant to subsection 4.13(b) prior to such date of determination; provided that the Class A Investor Interest may not be reduced below zero.

     "Class A Monthly Interest" is defined in subsection 4.8(a).

     "Class A Monthly Principal" is defined in subsection 4.9(a).

     "Class A Net Default Amount" means, as to each Transfer Date, an amount equal to the product of (a) the Series Net Default Amount for such Transfer Date and (b) the Class A Floating Allocation applicable for the related Monthly Period.

     "Class A Required Amount" is defined in subsection 4.10(a).

     "Class  A  Scheduled   Payment  Date"  means  the  ______  _______
Distribution Date.

     "Class A Servicing Fee" is defined in subsection 3(a) of this Series Supplement.

     "Class B Additional Interest" is defined in subsection 4.8(b).

     "Class B Available Funds" means, as to any Monthly Period, an amount equal to the Class B Floating Allocation of Reallocated Investor Finance Charge Collections, excluding the portion of Reallocated Investor Finance Charge Collections attributable to Servicer Interchange.

     "Class B Certificate Rate" means, with respect to each Interest Period (or, in the case of the initial Interest Period, with respect to each portion thereof having a separate LIBOR Determination Date) a per annum rate equal to 0.___% per annum in excess of LIBOR, as determined on the related LIBOR Determination Date.

     "Class B Certificates" is defined in subsection 1(a) of this Series Supplement.

     "Class B Deficiency Amount" is defined in subsection 4.8(b).

     "Class B Fixed Allocation" means, for any Monthly Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the numerator used in determining the related Fixed Investor Percentage; provided that if Series 1997-1 is paired with a Paired Series and a Pay Out Event occurs with respect to such Paired Series during the Controlled Accumulation Period, Transferor may, by written notice delivered to Trustee and Servicer, designate a different numerator (provided that such numerator is not less than the Class B Investor Interest (less, if the Class A Fixed Allocation is zero, the balance on deposit in the Principal Account and the Principal Funding Account, in each case to the extent not subtracted in reducing the Class A Fixed Allocation to zero) as of the last day of the revolving period for such Paired Series).

     "Class B Floating Allocation" means, for any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Investor Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day; provided that, with respect to the first Monthly Period, the Class B Floating Allocation means the percentage equivalent of a fraction, the numerator of which is the Class B Initial Investor Interest and the denominator of which is the Initial Investor Interest.

     "Class B Holder" means the Person in whose name a Class B Certificate is registered in the Certificate Register.

     "Class B Initial Investor Interest" means the aggregate initial principal amount of the Class B Certificates, which is $____________.

     "Class B Investor Allocation" means, for any Monthly Period, (a) with respect to Net Default Amounts and Reallocated Investor Finance Charge Collections at any time and Principal Receivables during the Revolving Period, the Class B Floating Allocation and (b) with respect to Principal Receivables during the Controlled Accumulation Period or Rapid Amortization Period, the Class B Fixed Allocation.

     "Class B Investor Charge-Off" is defined in subsection 4.12(b).

     "Class B Investor Interest" means, on any date of determination, an amount equal to (a) the Class B Initial Investor Interest, minus (b) the aggregate amount of principal payments made to Class B Holders prior to such date, minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Transfer Dates pursuant to subsection 4.12(b), minus (d) the amount of the Reallocated Class B Principal Collections allocated pursuant to subsection 4.15(a) on all prior Transfer Dates for which the Collateral Interest has not been reduced, minus (e) an amount equal to the amount by which the Class B Investor Interest has been reduced on all prior Transfer Dates pursuant to subsection 4.12(a), plus (f) the aggregate amount of Excess Spread allocated and available on all prior Transfer Dates pursuant to subsection 4.13(d) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided that the Class B Investor Interest may not be reduced below zero.

     "Class B Monthly Interest" is defined in subsection 4.8(b).

     "Class B Monthly Principal" is defined in subsection 4.9(b).

     "Class B Net Default Amount" means, as to each Transfer Date, an amount equal to the product of (a) the Series Net Default Amount for such Transfer Date and (b) the Class B Floating Allocation applicable for the related Monthly Period.

     "Class B Required Amount" is defined in subsection 4.10(b).

     "Class  B  Scheduled   Payment  Date"  means  the  ______  _______
Distribution Date.

     "Class B Servicing Fee" is defined in subsection 3(a) of this Series Supplement.

     "Closing Date" means ______________ ___, 1997.

     "Collateral Allocation" means, for any Monthly Period, (a) with respect to Net Default Amounts and Reallocated Investor Finance Charge Collections at any time and Principal Receivables during the Revolving Period, the Collateral Floating Allocation and (b) with respect to Principal Receivables during the Controlled Accumulation Period or Rapid Amortization Period, the Collateral Fixed Allocation.

     "Collateral Available Funds" means, as to any Monthly Period, an amount equal to the Collateral Floating Allocation of Reallocated Investor Finance Charge Collections, excluding the portion of Reallocated Investor Finance Charge Collections attributable to Servicer Interchange.

     "Collateral Charge-Off" is defined in subsection 4.12(c).

     "Collateral Fixed Allocation" means, for any Monthly Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the numerator used in determining the related Fixed Investor Percentage; provided that if Series 1997-1 is paired with a Paired Series and a Pay Out Event occurs with respect to such Paired Series during the Controlled Accumulation Period, Transferor may, by written notice delivered to Trustee and Servicer, designate a different numerator (provided that such numerator is not less than the Collateral Interest (less, if the Class B Fixed Allocation is zero, the balance on deposit in the Principal Account, to the extent not subtracted in reducing the Class B Fixed Allocation to zero) as of the last day of the revolving period for such Paired Series).

     "Collateral Floating Allocation" means, for any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day; provided that, with respect to the first Monthly Period, the Collateral Floating Allocation means the percentage equivalent of a fraction, the numerator of which is the Collateral Initial Interest and the denominator of which is the Initial Investor Interest.

     "Collateral Initial Interest" means $___________.

     "Collateral Interest" means, on any date of determination, a fractional undivided interest in the Trust that shall consist of the right to receive, to the extent necessary to make the required payments to the Collateral Interest Holder under this Series Supplement, the portion of Collections allocable thereto under the Agreement and this Series Supplement and funds on deposit in the Collection Account allocable thereto pursuant to the Agreement and this Series Supplement. On any date, for purposes of all calculations in the Agreement and this Series Supplement, the amount of the Collateral Interest shall be an amount equal to (a) the Collateral Initial Interest, minus (b) the aggregate amount of principal payments made to the Collateral Interest Holder prior to such date, minus
(c) the aggregate amount of Collateral Charge-Offs for all prior Transfer Dates pursuant to subsection 4.12(c), minus (d) the amount of Reallocated Principal Collections allocated pursuant to subsections 4.15(a) and (b) on all prior Transfer Dates, minus (e) an amount equal to the amount by which the Collateral Interest has been reduced on all prior Transfer Dates pursuant to subsections 4.12(a) and (b), plus (f) the aggregate amount of Excess Spread allocated and available on all prior Transfer Dates pursuant to subsection 4.13(h) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided that the Collateral Interest may not be reduced below zero.

     "Collateral Interest Holder" means the entity so designated in the Loan Agreement.

     "Collateral Interest Servicing Fee" is defined in subsection 3(a) of this Series Supplement.

     "Collateral Monthly Interest" is defined in subsection 4.8(c).

     "Collateral Monthly Principal" is defined in subsection 4.9(c).

     "Collateral Net Default Amount" means, as to any Transfer Date, an amount equal to the product of (a) the Series Net Default Amount for such Transfer Date and (b) the Collateral Floating Allocation applicable for the related Monthly Period.

     "Collateral Rate" means, for any Interest Period, the rate specified in the Loan Agreement.

     "Collection Recomputation Date" means, with respect to Collections received during any Billing Cycle that are initially allocated on an estimated basis as provided in subsection 4.7(d), the date on which Servicer performs the recomputations provided for in subsection 4.7(e), which date shall not be later than the Determination Date in the Monthly Period following the Monthly Period in which such Billing Cycle ends.

     "Controlled Accumulation Amount" means, for any Transfer Date with respect to the Controlled Accumulation Period prior to the payment in full of the Class A Investor Interest, $__________________; provided that if the Controlled Accumulation Period Length is modified pursuant to subsection 4.11(i), (i) the Controlled Accumulation Amount for each Transfer Date with respect to the Controlled Accumulation Period shall mean the amount determined in accordance with Section 4.11(i) on the date on which the Controlled Accumulation Period has most recently been modified and (ii) the sum of the Controlled Accumulation Amounts for all Transfer Dates with respect to the modified Controlled Accumulation Period shall not be less than the Class A Investor Interest.

     "Controlled Accumulation Date" means _____________, ____.

     "Controlled Accumulation Period" means, unless a Pay Out Event shall have occurred prior thereto, the period commencing at the close of business on the Controlled Accumulation Date or such later date as is determined in accordance with subsection 4.11(i) and ending on the first to occur of (a) the commencement of the Rapid Amortization Period and (b) the Series 1997-1 Termination Date.

     "Controlled Accumulation Period Length" is defined in subsection 4.11(i).

     "Controlled Deposit Amount" means, with respect to any Transfer Date, the sum of (a) the Controlled Accumulation Amount for such Transfer Date and (b) any existing Accumulation Shortfall.

     "Covered Amount" means an amount determined as of each Transfer Date with respect to any Interest Period as the product of (a) (i) one-twelfth, times (ii) the Class A Certificate Rate in effect with respect to such Interest Period, and (b) the Principal Funding Account Balance as of the Record Date preceding such Transfer Date.

     "Credit Enhancement" means (a) with respect to the Class A
Certificates, the subordination of the Class B Certificates and the Collateral Interest and (b) with respect to the Class B Certificates, the subordination of the Collateral Interest.

     "Credit Enhancement Provider" means the Collateral Interest Holder.

     "Cumulative Series Principal Shortfall" means the sum of the Series Principal Shortfalls (as such term is defined in each of the related Supplements) for each Principal Sharing Series.

     "Deficiency Amount" means, at any time of determination, the sum of
(a) the Class A Deficiency Amount and (b) the Class B Deficiency Amount.

     "Distribution Date" means ___________ __[15], 1997 and the fifteenth day of each calendar month thereafter or, if such fifteenth day is not a Business Day, the next succeeding Business Day.

     "Estimated Allocations" is defined in subsection 4.7(e).

     "Excess Principal Funding Investment Proceeds" means, with respect to each Transfer Date relating to the Controlled Accumulation Period, the amount, if any, by which the Principal Funding Investment Proceeds for such Transfer Date exceed the Covered Amount determined on such Transfer Date.

     "Excess Spread" means, with respect to any Transfer Date, the sum of
(a) the sum of the amounts, if any, with respect to that Transfer Date specified pursuant to subsections 4.11(a)(iv), 4.11(b)(iii) and 4.11(c)(ii), plus (b) the Excess Finance Charge Collections, if any, allocated to the Investor Interest pursuant to Section 4.5 for that Transfer Date.

     "Finance Charge Shortfall" means, with respect to any Transfer Date, an amount equal to the excess, if any, of (a) the sum of the amounts specified in clauses (a) through (j) of Section 4.13 for that Transfer Date over (b) the sum of the amounts, if any, with respect to such Transfer Date specified pursuant to subsections 4.11(a)(iv), 4.11(b)(iii) and 4.11(c)(ii).

     "Fixed Investor Percentage" means, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is the greater of (a) the Aggregate Principal Receivables determined as of the close of business on the last day of the prior Monthly Period and (b) the sum of the numerators used to calculate the Investor Percentages for all outstanding Series with respect to Principal Receivables on such date of determination; provided that (x) if Series 1997-1 is paired with a Paired Series and a Pay Out Event occurs with respect to such Paired Series during the Controlled Accumulation Period, Transferor may, by written notice delivered to Trustee and Servicer, designate a different numerator (provided that such numerator is not less than the Adjusted Investor Interest (less the balance on deposit in the Principal Account) as of the last day of the revolving period for such Paired Series) and (y) if one or more Reset Dates occur in a Monthly Period, the Fixed Investor Percentage for the portion of the Monthly Period falling after each such Reset Date (the "subject Reset Date") and prior to the earlier of the last day of the current Monthly Period and any subsequent Reset Date shall be determined using a denominator equal to the greater of the amounts specified in clause (a) and clause (b) above determined as of the subject Reset Date.

     "Floating Investor Percentage" means, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, the Initial Investor Interest) and the denominator of which is the greater of (a) the Aggregate Principal Receivables as of the close of business on the last day of the preceding Monthly Period and (b) the sum of the numerators used to calculate the Investor Percentages for all outstanding Series with respect to Finance Charge Receivables, Net Default Amounts or Principal Receivables, as applicable, on such date of determination; provided that if one or more Reset Dates occurs in a Monthly Period, the Floating Investor Percentage for the portion of the Monthly Period falling after each such Reset Date (the "subject Reset Date") and on or prior to the earlier of the last day of the current Monthly Period and any subsequent Reset Date shall be determined using a denominator equal to the greater of the amounts specified in clause (a) and clause (b) above determined as of the subject Reset Date.

     "Group I" means Series 1997-1 and each other Series specified in the related Supplement to be included in Group I.

     "Group I Investor Charge-Offs" means, with respect to any Transfer Date, the sum of (a) the Series Investor Charge-Offs for such Transfer Date and (b) the series investor charge-offs for all other Series included in Group I for such Transfer Date.

     "Group I Investor Finance Charge Collections" means, with respect to any Transfer Date, the sum of (a) the Investor Finance Charge Collections for such Distribution Date and (b) the aggregate investor finance charge collections for all other Series included in Group I for such Distribution Date.

     "Group I Monthly Fees" means, with respect to any Transfer Date, the sum of (a) the Series Monthly Fees for such Transfer Date and (b) the aggregate series monthly fees for all other Series included in Group I for such Transfer Date.

     "Group I Monthly Interest" means, with respect to any Transfer Date, the sum of (a) the Series Monthly Interest for such Transfer Date and (b) the aggregate series monthly interest for all other Series included in Group I for such Transfer Date.

     "Group I Net Default Amount" means, with respect to any Transfer Date, the sum of (a) the Series Net Default Amount for such Transfer Date and (b) the aggregate series net default amounts for all other Series included in Group I for such Transfer Date.

    "Initial Investor Interest" means $__________.

     "Interest Period" means, with respect to any Distribution Date, the period from and including the previous Distribution Date through and including the day preceding such Distribution Date, except that the initial Interest Period will be the period from and including the Closing Date through the day preceding the initial Distribution Date.

    "Investor Certificates" means the Class A Certificates, the Class B Certificates and the Collateral Interest.

    "Investor Finance Charge Collections" means for any Transfer Date, the sum of the following amounts determined for the related Monthly Period:

                  (a) insofar as such Monthly Period fell prior to the Conversion Date, an amount equal to the aggregate Collections of Finance Charge Receivables processed during each Billing Cycle which ended during such Monthly Period (and prior to the Conversion Date) which are deposited in the Finance Charge Account (or required to be deposited in the Finance Charge Account on that Transfer Date (before giving effect to any permitted netting) with respect to such portion of such Monthly Period pursuant to subsection 4.2(e), the third paragraph of subsection 4.3(a) and subsection 4.7(d) of the Agreement), less any amount required to be withdrawn from the Finance Charge Account with respect to such portion of such Monthly Period pursuant to subsection 4.7(f); plus

                  (b) insofar as such Monthly Period fell on or after the Conversion Date, an amount equal to the aggregate Collections of Finance Charge Receivables deposited in the Finance Charge Account on each day in such Monthly Period falling on or after the Conversion Date (or required to be deposited in the Finance Charge Account on that Transfer Date (before giving effect to any permitted netting) with respect to any such day pursuant to subsection 4.2(e), the third paragraph of subsection 4.3(a) and subsection 4.7(d) of the Agreement); plus

                  (c) any amount required to be deposited in the Finance Charge Account on that Transfer Date (before giving effect to any permitted netting) with respect to such Monthly Period pursuant to subsection 3(b) of this Series Supplement and investment earnings (net of losses and investment expenses) accrued on or prior to that Transfer Date in connection with the investment of funds on deposit in the Principal Account.

     "Investor Holder" means (a) with respect to the Class A Certificates, the holder of record of a Class A Certificate, (b) with respect to the Class B Certificates, the holder of record of a Class B Certificate and (c) with respect to the Collateral Interest, the Collateral Interest Holder.

     "Investor Interest" means, on any date of determination, an amount equal to the sum of (a) the Class A Investor Interest, (b) the Class B Investor Interest and (c) the Collateral Interest, each as of such date.

     "Investor Percentage" with respect to Series 1997-1 means, for any Monthly Period, (a) with respect to Finance Charge Receivables and Net Default Amounts at any time and Principal Receivables during the Revolving Period, the Floating Investor Percentage and (b) with respect to Principal Receivables during the Controlled Accumulation Period or the Rapid Amortization Period, the Fixed Investor Percentage.

     "Investor Principal Collections" means, for any Monthly Period, the sum of:

                  (a) insofar as such Monthly Period fell prior to the Conversion Date, an amount equal to the aggregate Collections of Principal Receivables processed during each Billing Cycle which ended during such Monthly Period (and prior to the Conversion
         Date) which are deposited (or required to be deposited on the related Transfer Date (before giving effect to any permitted netting)) into the Principal Account for such Monthly Period pursuant to subsections 4.7(a)(ii), (iii) and (iv), 4.7(b)(ii),
         (iii) and (iv), or 4.7(c)(ii), in each case, as applicable to such Monthly Period, minus any amount required to be withdrawn from the Principal Account with respect to such Monthly Period pursuant to subsection 4.7(f) of the Agreement; plus

                  (b) insofar as such Monthly Period fell on or after the Conversion Date, an amount equal to the aggregate Collections of Principal Receivables (or required to be deposited on the related Transfer Date (before giving effect to any permitted netting)) into the Principal Account on any day in such Monthly Period falling on or after the Conversion Date pursuant to subsections 4.7(a)(ii), (iii) and (iv), 4.7(b)(ii),
         (iii) and (iv), or 4.7(c)(ii), in each case, as applicable to such Monthly Period; plus

                  (c) the aggregate amount to be treated as Investor Principal Collections pursuant to subsections 4.11(a)(iii) and 4.13(a), (b), (c), (d), (g) and (h) for such Monthly Period (other than such amount paid from Reallocated Principal Collections), plus

                  (d) the aggregate amount transferred (or required to be transferred on the related Distribution Date (before giving effect to any permitted netting)) from the Excess Funding Account into the Principal Account pursuant to subsection 4.2(f).

    "Investor Servicing Fee" is defined in subsection 3(a) of this Series Supplement.

     "LIBOR" means, for the period from and including the Closing Date through _______________ __, 1997 and the period from and including ___________ __, 1997 through the day preceding the Distribution Date with respect to the initial Interest Period, and for any Interest Period thereafter, the London interbank offered rate for one-month United States dollar deposits determined by Trustee for each such period in accordance with the provisions of Section 4.19.

     "LIBOR Determination Date" means (a) for the initial Interest Period, ___________ __, 1997 (for the period from and including the Closing Date through _________ __, 1997) and ___________ __, 1997 (for the period from and including ____________ __, 1997 through ____________ __, 1997) and (b)
for each subsequent Interest Period, the second London Business Day prior to the commencement of such Interest Period.
     "Loan Agreement" means the agreement among Transferor, Servicer, Trustee, and the Collateral Interest Holder, dated as of ___________ __, 1997, as amended or modified from time to time.

     "London Business Day" means any Business Day on which dealings in deposits in United States dollars are transacted in the London interbank market.

     "Monthly Period" is defined in the Agreement, except that for all purposes other than the definition of "Floating Allocation Percentage" the first Monthly Period with respect to the Investor Certificates begins on and includes the Cut Off Date and ends on and includes ____________ __, 1997.

     "Net Servicing Fee Rate" means (a) so long as Transferor or [Trustee's Name] is Servicer, [0.50]% per annum, and (b) if neither Transferor nor [Trustee name] is Servicer, [2.00]% per annum.

     "Paired Series" means a Series that has been paired with Series 1997-1 (which Series may be prefunded or partially prefunded or may be a Variable Interest) such that a reduction of the Adjusted Investor Interest results in (or permits) an increase of the investor interest of such Series that has been paired with Series 1997-1.

     "Pay Out Commencement Date" means the date on which a Trust Pay Out Event is deemed to occur pursuant to Section 9.1 of the Agreement or a Series 1997-1 Pay Out Event is deemed to occur pursuant to Section 9 of this Series Supplement.

     "Portfolio Adjusted Yield" means, with respect to any Transfer Date, the average of the percentages obtained for each of the three preceding Monthly Periods by subtracting the Base Rate from the Portfolio Yield for such Monthly Period and deducting ____% from the result for each Monthly Period.

     "Portfolio Yield" means, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the sum of (a) the amount of Reallocated Investor Finance Charge Collections for the related Transfer Date, (b) the Principal Funding Investment Proceeds deposited into the Finance Charge Account on the Transfer Date related to such Monthly Period and (c) the amount of the Reserve Draw Amount (up to the Available Reserve Account Amount) plus any amounts of interest and earnings described in Section 4.18, each deposited or required to be deposited into the Finance Charge Account on the Transfer Date (before giving effect to any permitted netting) relating to such Monthly Period, such sum to be calculated on a cash basis after subtracting the Series Default Amount for such Monthly Period, and the denominator of which is the Investor Interest as of the close of business on the last day of such Monthly Period.

    "Principal Account" is defined in subsection 4.17(a).

    "Principal Funding Account" is defined in subsection 4.17(a).

     "Principal Funding Account Balance" means, with respect to any date of determination, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination.

     "Principal Funding Investment Proceeds" means, with respect to each Transfer Date, the investment earnings on funds in the Principal Funding Account

(net of investment expenses and losses) for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date.

     "Principal Funding Investment Shortfall" means, with respect to each Transfer Date relating to the Controlled Accumulation Period, the amount, if any, by which the Principal Funding Investment Proceeds for such Transfer Date are less than the Covered Amount determined as of such Transfer Date.

     "Rapid Amortization Period" means the period commencing on the Pay Out Commencement Date and ending on the earlier to occur of (a) the Series 1997-1 Termination Date and (b) the termination of the Trust pursuant to
Section 12.1.

    "Rating Agency" means Moody's and Standard & Poor's.

     "Rating Agency Condition" means the notification in writing by each Rating Agency to Transferor, Servicer and Trustee that an action will not result in any Rating Agency reducing or withdrawing its then existing rating of the Class A Certificates or the Class B Certificates.

     "Reallocated Class B Principal Collections" means, with respect to any Transfer Date, Collections of Principal Receivables applied in accordance with subsection 4.15(a) in an amount not to exceed the product of (a) the Class B Investor Allocation for the Monthly Period relating to such Transfer Date and (b) the Investor Percentage for the Monthly Period relating to such Transfer Date and (c) the amount of Collections of Principal Receivables for the Monthly Period relating to such Transfer Date; provided that such amount shall not exceed the Class B Investor Interest after giving effect to any Class B Investor Charge-Offs for such Transfer Date.

     "Reallocated Collateral Principal Collections" means, with respect to any Transfer Date, Collections of Principal Receivables applied in accordance with subsections 4.15(a) and (b) in an amount not to exceed the product of (a) the Collateral Allocation for the Monthly Period relating to such Transfer Date and (b) the Investor Percentage for the Monthly Period relating to such Transfer Date and (c) the amount of Collections of Principal Receivables for the Monthly Period relating to such Transfer Date; provided that such amount shall not exceed the Collateral Interest after giving effect to any Collateral Charge-Offs for such Transfer Date.

     "Reallocated Investor Finance Charge Collections" means that portion of Group I Investor Finance Charge Collections allocated to Series 1997-1 pursuant to Section 4.14.

     "Reallocated Principal Collections" means the sum of (a) Reallocated Class B Principal Collections and (b) Reallocated Collateral Principal Collections.

     "Reference Banks" means four major banks in the London interbank market selected by Servicer.

     "Required Collateral Interest" means (a) initially, $______________ and (b) on any Transfer Date thereafter, __% of (1) the sum of the Class A Adjusted Investor Interest and the Class B Investor Interest on such Transfer Date, in each case after taking into account deposits into the Principal Funding Account on such Transfer Date and payments to be made on the related Distribution Date, plus (2) the Collateral Interest on the prior Transfer Date, after any adjustments to be made on such date, but not less than $_________; provided that (x) if either (i) there is a reduction in the Collateral Interest pursuant to clause (c), (d) or (e) of the definition of such term or (ii) a Pay Out Event with respect to the Investor Certificates has occurred, the Required Collateral Interest for any Transfer Date shall (subject to clauses (y) and (z)) equal the Required Collateral Interest for the Transfer Date immediately preceding such reduction or Pay Out Event, (y) in no event shall the Required Collateral Interest exceed the sum of the outstanding principal amounts of (i) the Class A Certificates and (ii) the Class B Certificates, each as of the last day of the Monthly Period preceding such Transfer Date after taking into account the payments to be made on the related Distribution Date and (z) the Required Collateral Interest may be reduced at Transferor's option at any time to a lesser amount if Transferor, Servicer, the Collateral Interest Holder and Trustee have been provided evidence that the Rating Agency Condition has been satisfied.

     "Required Reserve Account Amount" means, with respect to any Transfer Date on or after the Reserve Account Funding Date, an amount equal to (a) ___% of the outstanding principal balance of the Class A Certificates or
(b) any other amount designated by Transferor; provided that if such designation is less than the amount determined pursuant to clause (a), Transferor shall (i) provide Servicer, the Collateral Interest Holder and Trustee with evidence that the Rating Agency Condition has been satisfied and (ii) deliver to Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of Transferor, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event to occur with respect to Series 1997-1.

    "Reserve Account" is defined in subsection 4.18(a).

     "Reserve Account Funding Date" means the Transfer Date that occurs not later than the earliest of: (a) the Transfer Date with respect to the Monthly Period that commences __ months prior to the commencement of the Controlled

Accumulation Period; (b) the first Transfer Date for which the Portfolio Adjusted Yield is less than ____%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period that commences __ months prior to the commencement of the Controlled Accumulation Period; (c) the first Transfer Date for which the Portfolio Adjusted Yield is less than ____%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period that commences __ months prior to the commencement of the Controlled Accumulation Period; and (d) the first Transfer Date for which the Portfolio Adjusted Yield is less than ____%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period that commences __ months prior to the commencement of the Controlled Accumulation Period.

     "Reserve Account Surplus" means, as of any Transfer Date following the Reserve Account Funding Date, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

   "Reserve Draw Amount" is defined in subsection 4.18(c).

     "Reset Date" means any of the following occurring after the Conversion
Date: (a) an Addition Date; (b) a Removal Date on which, if any Series has been paid in full, Principal Receivables in an aggregate amount approximately equal to the initial investor interest of such Series are removed from the Trust; and (c) a date on which there is an increase in the Investor Interest under any Variable Interest issued by the Trust.

     "Revolving Period" means the period from and including the Closing Date to, but not including, the earlier of (a) the day the Controlled Accumulation Period commences and (b) the Pay Out Commencement Date.

     "Series Investor Charge-Offs" means, for any Transfer Date, the sum of the Class A Investor Charge-Offs, Class B Investor Charge-Offs and the Collateral Investor Charge-Offs for such Transfer Date.

     "Series Monthly Fees" means, for any Transfer Date, the sum of the Investor Servicing Fee and Servicer Interchange for such Transfer Date.

     "Series Monthly Interest" means, for any Transfer Date, the sum of the Class A Monthly Interest, Class A Deficiency Amount, Class A Additional Interest, Class B Monthly Interest, Class B Deficiency Amount, Class B Additional Interest, Collateral Monthly Interest, Collateral Deficiency Amount and Collateral Additional Interest for such Transfer Date.

     "Series Net Default Amount" means, for any Transfer Date, the product of the Net Default Amount and the Floating Investor Percentage, in each case, for the related Monthly Period.

     "Series Principal Shortfall" means, with respect to any Transfer Date, the excess, if any, of (a) the sum of (i) with respect to any Transfer Date relating to the Controlled Accumulation Period, the sum of (A) the Controlled Deposit Amount for such Transfer Date, (B) on the Transfer Date after the Transfer Date on which the Class A Adjusted Investor Interest is reduced to zero, the Class B Invested Amount and (C) the excess, if any, of the Collateral Interest for such Transfer Date over the Required Collateral Interest for such Transfer Date, (ii) with respect to any Transfer Date during the Rapid Amortization Period, the Adjusted Investor Interest and
(iii) with respect to any Transfer Date relating to the Revolving Period, the amount specified in clause (a)(i)(C) above over (b) the Investor Principal Collections minus the Reallocated Principal Collections (other than any portions thereof that are applied pursuant to (x) subsection 4.11(a)(iii) and (y) subsection 4.13(c) (to the extent such portions pursuant to subsection 4.13(c) are available to pay the Class B Net Default Amount)) for such Transfer Date.

     "Series Servicing Fee Percentage" means [2.0]%.

     "Series 1997-1" means the Series of the First NBC Credit Card Master Trust represented by the Investor Certificates.

     "Series 1997-1 Certificates" means the Class A Certificates and the Class B Certificates.

     "Series 1997-1 Holder" means the holder of record of a Series 1997-1 Certificate.

     "Series 1997-1 Pay Out Event" is defined in Section 9 of this Series Supplement.

     "Series 1997-1 Termination Date" means the earliest to occur of (a) the Distribution Date on which the Investor Interest is paid in full, (b) the _____ ________ Distribution Date and (c) the Trust Termination Date.

     "Servicer Interchange" is defined in subsection 3(a) of this Series Supplement.

     "Shared Principal Collections" means, as the context requires, either
(a) the amount allocated to the Investor Certificates which may be applied to the Series Principal Shortfall with respect to other outstanding Principal Sharing

Series or (b) the amounts allocated to the investor certificates of other Principal Sharing Series which the applicable Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover the Series Principal Shortfall with respect to the Investor Certificates.

     "Target Amount" is defined in subsection 4.7(d).

     "Telerate Page 3750" means the display page currently so designated on the Dow Jones Telerate Service for the purpose of displaying London interbank offered rates for deposits in United States dollars as presented by the British Banker's Association or, if such page has been replaced or deleted, then such other page on Telerate or such other service that displays the London interbank offered rate for deposits in United States dollars as presented by the British Banker's Association.

     SECTION 3. Servicing Compensation and Assignment of Interchange and Other Account Revenues. (a) The share of the Servicing Fee allocable to Series 1997-1 with respect to any Transfer Date (the "Investor Servicing Fee") shall, for purposes of calculating the Base Rate for the related Monthly Period, be equal to one-twelfth of the product of (i) the Series Servicing Fee Percentage and (ii) the Adjusted Investor Interest as of the last day of the Monthly Period preceding such Transfer Date; provided that with respect to the first Transfer Date, the Investor Servicing Fee shall equal $___________________ (or, for purposes of calculating the Base Rate for the first Monthly Period, shall equal $_________________). The Investor Servicing Fee shall be paid only from the sources and to the extent provided in this Section 3. On each Transfer Date for which Transferor or Trustee is Servicer, a portion of Interchange with respect to the related Monthly Period that is on deposit in the Finance Charge Account shall be withdrawn from the Finance Charge Account and paid to Servicer in payment of a portion of the Investor Servicing Fee with respect to such Monthly Period ("Servicer Interchange"); provided the amount so withdrawn and paid to Servicer (and constituting Servicer Interchange) for a Monthly Period shall not exceed one-twelfth of the product of (i) the Adjusted Investor Interest as of the last day of such Monthly Period and (ii) __%. Should Servicer Interchange on deposit in the Finance Charge Account on any Transfer Date with respect to the related Monthly Period be less than one-twelfth of __% of the Adjusted Investor Interest as of the last day of such Monthly Period, the Investor Servicing Fee with respect to such Monthly Period will not be paid to the extent of such insufficiency of Servicer Interchange on deposit in the Finance Charge Account. The Servicer Interchange with respect to the first Transfer Date shall equal $____________. The share of the Investor Servicing Fee allocable to the Class A Investor Interest (the "Class A Servicing Fee"), the Class B Investor Interest (the "Class B Servicing Fee") and the Collateral Interest (the "Collateral Interest Servicing Fee") with respect to any Transfer Date shall equal one-twelfth of the product of

(i) the Class A Floating Allocation, the Class B Floating Allocation or the Collateral Floating Allocation, respectively, (ii) the Net Servicing Fee Rate and (iii) the Adjusted Investor Interest as of the last day of the Monthly Period preceding such Transfer Date; provided that with respect to the first Transfer Date, the Class A Servicing Fee, the Class B Servicing Fee and the Collateral Interest Servicing Fee shall equal $__________, $___________ and $__________, respectively. Except as specifically provided in this subsection 3(a), the Servicing Fee shall be paid by the cash flows from the Trust allocated to the Holder of the Transferor Certificate or the certificateholders of other Series (as provided in the related Supplements) and in no event shall the Trust, Trustee or the Investor Holders be liable therefor. The Class A Servicing Fee shall be payable to Servicer solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.11(a)(ii) and 4.13(a). The Class B Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.11(b)(ii) and 4.13(c). The Collateral Interest Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsection 4.13(f) or, if applicable. subsection 4.11(c)(i).

     (b) On or before each Transfer Date, Transferor shall notify Servicer of the amount of Interchange and Other Account Revenues to be included as Finance Charge Collections with respect to the preceding Monthly Period as determined pursuant to this subsection 3(b). The amount of Interchange to be so included shall be equal to the product of (i) the total amount of Interchange paid or payable to Transferor with respect to such Monthly Period and (ii) a fraction, the numerator of which is the aggregate amount of cardholder charges for goods and services in the Accounts with respect to such Monthly Period, and the denominator of which is the aggregate amount of cardholder charges for goods and services in all MasterCard and VISA consumer revolving credit card accounts owned by Transferor with respect to such Monthly Period. The amount of Other Account Revenues to be so included shall be equal to the portion of the revenues in each applicable category for the entire Bank Portfolio that is allocable to the Accounts, as determined by Transferor using any reasonable method. On each Transfer Date, Transferor shall pay to Servicer, and Servicer shall deposit into the Finance Charge Account, in immediately available funds, the amount of Interchange and Other Account Revenues to be so included as Finance Charge Collections with respect to the preceding Monthly Period. Transferor hereby assigns, sets over, conveys, pledges and grants a security interest and lien to Trustee, for the benefit of the Investor Holders, in Interchange and Other Account Revenues and the proceeds of both, as set forth in this subsection 3(b). In connection with the foregoing grant of a security interest, this Series Supplement shall constitute a security agreement under applicable law. To the extent that a Supplement for a related Series, other than Series 1997-1, assigns, sets over, conveys, pledges or grants a security interest in Interchange and Other Account

Revenues allocable to the Trust, all investor certificates of any such Series (except as otherwise specified in any such Supplement) and the Investor Certificates shall rank pari passu and be equally and ratably entitled as provided herein to the benefits of such Interchange and Other Account Revenues without preference or priority on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Series Supplement and other related Supplements.

     SECTION 4. Reassignment and Transfer Terms. The Investor Certificates shall be subject to retransfer to Transferor at its option, in accordance with subsection 12.2(a), on any Distribution Date on or after the Distribution Date on which the Investor Interest is reduced to an amount less than or equal to 5% of the Initial Investor Interest. The deposit required in connection with any such repurchase shall include the amount, if any, on deposit in the Principal Funding Account and will be equal to the sum of (a) the Investor Interest and (b) accrued and unpaid interest on the Investor Certificates through the day preceding the Distribution Date on which the repurchase occurs.

     SECTION 5. Delivery and Payment for the Investor Certificates. Transferor shall execute and deliver the Series 1997-1 Certificates to Trustee for authentication in accordance with Section 6.1. The Trustee shall deliver such Certificates when authenticated in accordance with
Section 6.2.

     SECTION 6. Depository; Form of Delivery of Investor Certificates; Legends; Transfer Restrictions and Procedures. (a) The Class A Certificates and the Class B Certificates shall be delivered as Book-Entry Certificates as provided in Sections 6.1 and 6.10.

     (b) The Depository for Series 1997-1 shall be The Depository Trust Company, and the Class A Certificates shall be initially registered in the name of Cede & Co., its nominee.

     SECTION 7. Article IV of Agreement. Sections 4.1 through 4.5 shall read in their entirety as provided in the Agreement. Article IV (except for Sections 4.1 through 4.5 thereof) shall be read in its entirety as follows and shall be applicable only to the Investor Certificates:

ARTICLE IV        RIGHTS OF HOLDERS AND ALLOCATION AND
                  APPLICATION OF COLLECTIONS

     SECTION 4.6 Rights of Holders and the Collateral Interest Holder. The Investor Certificates shall represent undivided interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Investor Certificates at the times and in the amounts specified in this Agreement (and subject to reallocation as provided herein), (a) the applicable Investor Percentage of Collections received with respect to the Receivables and (b) funds on deposit in the Collection Account, the Finance Charge Account, the Principal Account, the Principal Funding Account, the Reserve Account and the Distribution Account. The Collateral Interest shall be subordinate to the Class A Certificates and the Class B Certificates to the extent described herein. The Class B Certificates shall be subordinate to the Class A Certificates to the extent described herein. Transferor shall not have any interest in the Collection Account, the Finance Charge Account, the Principal Account, the Principal Funding Account, the Reserve Account or the Distribution Account, except as specifically provided in this Article IV.

     SECTION 4.7 Allocations. (a) Allocations During the Revolving Period. During the Revolving Period, Servicer shall allocate Collections to the Investor Holders as follows:

                  (i) allocate to the Investor Holders an amount equal to the product of (A) the Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such Date of Processing;

                  (ii) allocate to the Investor Holders an amount equal to the product of (A) the Collateral Allocation on the Date of Processing of such Collections, (B) the Investor Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing; and

                  (iii) allocate to the Investor Holders an amount equal to the product of (A) the Class B Investor Allocation on the Date of Processing of such Collections, (B) the Investor Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing.

     In addition, an amount equal to the product of (1) the Class A Investor Allocation on the Date of Processing of such Collections, (2) the Investor Percentage on the Date of Processing of such Collections and (3) the aggregate amount of Collections processed in respect of Principal Receivables on each Date of Processing shall be treated as Shared Principal Collections.

     (b) Allocations During the Controlled Amortization Period. During the Controlled Amortization Period, Servicer shall allocate Collections to the Investor Holders as follows:

                  (i) allocate to the Investor Holders an amount equal to the product of (A) the Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such Date of Processing;

                  (ii) allocate to the Investor Holders an amount equal to the product of (A) the Collateral Allocation on the Date of Processing of such Collections, (B) the Investor Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing;

                  (iii) allocate to the Investor Holders an amount equal to the product of (A) the Class B Investor Allocation on the Date of Processing of such Collections, (B) the Investor Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing; and

                  (iv) (A) allocate to the Investor Holders an amount equal to the product of (1) the Class A Investor Allocation on the Date of Processing of such Collections, (2) the Investor Percentage on the Date of Processing of such Collections and (3) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing; provided that the amount allocated pursuant to this subsection 4.7(b)(iv)(A) during any Monthly Period shall not exceed the Controlled Deposit Amount for the related Transfer Date (after taking into account any payments to be made on the immediately preceding Distribution Date) and (B) treat as Shared Principal Collections any amount not allocated as a result of the proviso to clause (A).

     (c) Allocations During the Rapid Amortization Period. During the Rapid Amortization Period, Servicer shall allocate Collections to the Investor Holders as follows:

                  (i) allocate to the Investor Holders an amount equal to the product of (A) the Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such Date of Processing;

                  (ii) allocate to the Investor Holders an amount equal to the product of (A) the Collateral Allocation on the Date of Processing of such Collections and (B) the Investor Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing;

                  (iii) allocate to the Investor Holders an amount equal to the product of (A) the Class B Investor Allocation on the Date of Processing of such Collections, (B) the Investor Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing; and

                  (iv) (A) allocate to the Investor Holders an amount equal to the product of (1) the Class A Investor Allocation on the Date of Processing of such Collections and (2) the Investor Percentage on the Date of Processing of such Collections and (3) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing; provided that the aggregate amount allocated pursuant to this subsection 4.7(c)(iv)(A) during any Monthly Period shall not exceed the Adjusted Investor Interest as of the close of business on the last day of the prior Monthly Period (after taking into account any payments to be made on the Distribution Date relating to such prior Monthly Period and deposits and any adjustments to be made to the Invested Amount to be made on the Transfer Date relating to such Monthly Period) and (B) treat as Shared Principal Collections any amount not allocated as a result of the proviso to clause (A).

     (d) Applications of Allocated Funds. During any period when Servicer is permitted by Section 4.3 to make a single monthly deposit to the Collection Account, amounts allocated to the Investor Holders pursuant to Sections 4.7(a), (b) and (c) with respect to any Monthly Period need not be deposited into the Collection Account or any Series Account prior to the related Transfer Date, and, when so deposited, (x) may be deposited net of any amounts required to be distributed to Transferor and, if First NBC is Servicer, Servicer and (y) shall be deposited into the Finance Charge Account (in the case of Collections of Finance Charge Receivables) and the Principal Account (in the case of Collections of Principal Receivables (not including any Shared Principal Collections allocated to Series 1997-1 pursuant to Section 4.16)), subject in either case to the proviso to the next sentence. At any other time, amounts so allocated on each Date of Processing shall be deposited on that Date of Processing into the Finance Charge Account (in the case of Collections of Finance Charge Receivables) and the Principal Account (in the case of Collections of Principal Receivables (not including any Shared Principal Collections allocated to Series 1996-A pursuant to Section 4.16)), provided that:

                  (i) with respect to any day falling after the LIBOR Determination Date in each Monthly Period falling in the Revolving Period or in that portion of each Monthly Period in the Controlled Accumulation Period falling on or after the day on which Collections of Principal Receivables equal to the related Controlled Deposit Amount have been allocated pursuant to subsection 4.7(b)(iv) and deposited pursuant to this subsection 4.7(d)), Collections of Finance Charge Receivables shall be deposited into the Finance Charge Account only until such time as the aggregate amount so deposited, plus amounts similarly deposited pursuant to the Supplement for each other outstanding Series in Group I, equals the sum of (x) the sum (the "Target Amount") of (A) the amounts of Class A Monthly Interest, Class B Monthly Interest, and any Class A Deficiency Amount, Class A Additional Interest, Class B Deficiency Amount and Class B
         Additional Interest for the related Distribution Date, (B) if First NBC is not Servicer, the Class A Servicing Fee, Class B Servicing Fee and Collateral Interest Servicing Fee for the related Distribution Date, (C) any Collateral Monthly Interest due on the related Transfer Date, plus (y) the target amounts for each other Series in Group I, calculated as provided in the related Supplements, plus (z) any Finance Charge Shortfalls (as defined in the related Supplement) for any outstanding Excess Allocation Series not included in Group I; and

                  (ii) with respect to each Monthly Period falling in the Revolving Period, Collections of Principal Receivables allocated to the Investor Holders pursuant to Section 4.7(a)(ii) and (iii) shall (after an amount equal to any Collateral Monthly Principal for that Monthly Period has been deposited into the Principal Account) be paid to Transferor (or, if the Transferor Interest is less than the Minimum Transferor Interest, deposited into the Excess Funding Account), but Transferor shall make an amount equal to the Reallocated Principal Collections for the related Transfer Date available on that Transfer Date for application in accordance with Section 4.15.

With respect to any Monthly Period when deposits of Collections of Finance Charge Receivables into the Finance Charge Account are limited in accordance with clause (i) of the preceding proviso, notwithstanding such limitation: (1) "Excess Spread" for the related Transfer Date shall be calculated as if the full amount of Finance Charge Collections allocated to the Investor Certificates during that Monthly Period had been deposited in the Finance Charge Account and applied on such Transfer Date in accordance with Sections 4.11(a), 4.11(b) and 4.11(c); (2) Collections of Finance Charge Receivables released to Transferor pursuant to such clause (i) shall be deemed, for purposes of all calculations under this Supplement and the Loan Agreement, to have been distributed on account of or otherwise applied to the items specified in Sections 4.11(a), 4.11(b), 4.11(c) and 4.13 to which such amounts would have been applied (and in the priority in which they would have been applied) had such amounts been available in the Finance Charge Account on such Transfer Date. To avoid doubt, the calculations referred to in the preceding clause (2) include the calculations required by clause (c) of the definition of Class A Investor Interest, clause (f) of the definition of

Class B Investor Interest, clause (f) of the definition of Collateral Interest and Section 4.10.

     Notwithstanding clause (i) above, if on any Business Day Servicer determines that the Target Amount for a Monthly Period exceeds the Target Amount for that Monthly Period as previously calculated by Servicer, then
(x) Servicer shall (on the same Business Day) inform Transferor of such determination, and (y) within two Business Days of receiving such notice Transferor shall deposit into the Finance Charge Account funds in an amount equal to the amount of Collections of Finance Charge Receivables allocated to the Investor Certificates for that Monthly Period but not deposited into the Finance Charge Account due to the operation of clause (i) (but not in excess of the amount required so that the aggregate amount deposited for the subject Monthly Period equals the Target Amount). In addition, if on any Transfer Date the Transferor Interest will be less than the Minimum Transferor Interest after giving effect to all transfers and deposits on that Transfer Date, Transferor shall, on that Transfer Date, deposit into the Principal Account funds in an amount equal to the amounts of Class A Available Funds and Excess Spread that are required to be treated as Investor Principal Collections pursuant to Sections 4.11(a)(iii) and 4.13 but are not available from funds in the Finance Charge Account as a result of the operation of clause (i).

     (e) Allocation Adjustments. Unless the Servicer is depositing Collections monthly pursuant to Section 4.3, on each Collection
Recomputation Date to and including the Collection Recomputation Date after the Collection Recomputation Date referred to in clause (ii) below, the Servicer shall recompute the allocations to the Series 1997-1 Certificates previously made pursuant to subsections 4.7(a), (b) and (c)

                  (i) in the case of a Collection Recomputation Date which occurs prior to the Conversion Date, during each Billing Cycle which ended during the preceding Monthly Period and

                  (ii) in the case of the Collection Recomputation Date which occurs in the Monthly Period in which the Conversion Date occurs, during each Billing Cycle which ended during the preceding Monthly Period and on any other Date of Processing during such Monthly Period prior to the Conversion Date

(such allocations with respect to any such period, the "Estimated Allocations") based on the Collected Finance Charge Receivables and the Collected Principal Receivables (such allocations with respect to any such period, the "Actual Allocations"), and based on the Actual Allocations of Finance Charge Receivables and Principal Receivables not later than 11:00 a.m. New York City time on the Transfer Date following such Collection Recomputation Date:

                  (1) make any necessary deposits or withdrawals with respect to the Finance Charge Account and the Principal Account such that the amount on deposit in each such account with respect to such Monthly Period is equal to the amount that would have been on deposit if the Actual Allocation of Finance Charge Receivables and the Actual Allocation of Principal Receivables had been made on each day during such Monthly Period;

                  (2) pay to the Holder of the Transferor Certificate any underpayment with respect to allocations of Principal Receivables or Finance Charge Receivables with respect to such Monthly Period;

                  (3) notify the Holder of the Transferor Certificate of the amount of any overpayment to such Holder which such recomputation discloses, and the Holder of the Transferor Certificate shall deposit into the Finance Charge Account, the Principal Account and the Excess Funding Account, as provided in the notice from the Servicer, any portion of any such overpayment which resulted in a shortfall in the amounts deposited into each such account; and

                  (4) for the purposes of administrative convenience, payments to be made to the Holder of the Transferor Certificate and deposits to be made by the Holder of the Transferor Certificate pursuant to this subsection 4.7(e) may be netted against each other.

     It is the intention of the parties that this subsection 4.7(e) be construed so that the reallocation provided for herein shall result in the Series 1997-1 Certificateholders and the Collateral Interest Holder on the one hand and the Holder of the Transferor Certificate on the other hand being in the same position they would have been in if the Estimated Allocations had been based upon actual Collections of Principal Receivables.

     (f) Certain Investment Earnings. On each Transfer Date, Servicer shall allocate to the Investor Holders an amount equal to the product of the Investor Percentage for the related Monthly Period and the aggregate amount of interest and other investment earnings (net of losses and investment expenses) accrued on or prior to the related Transfer Date in connection with the investment of funds on deposit in the Collection Account, the Distribution Account, the Excess Funding Account and the Finance Charge Account and apply such amount as provided in subsection 4.7(d) as if such amount had been allocated to the Investor

Holders as Collections of Finance Charge Receivables during the related Monthly Period.

     (g) Errors. On any date, Servicer may withdraw from the Collection Account or any Series Account any amounts inadvertently deposited in such account that should have not been so deposited.

     SECTION 4.8 Determination of Monthly Interest. (a) The amount of monthly interest distributable to the Class A Certificates shall equal the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class A Certificate Rate in effect with respect to the related Interest Period times (ii) the outstanding principal balance of the Class A Certificates determined as of the Record Date preceding the related Transfer Date, provided that on the first Distribution Date interest will be distributable to the Class A Certificates in the amount of $_________ (the "Class A Monthly Interest"); provided further that in addition to Class A Monthly Interest an amount equal to the amount of any unpaid Class A Deficiency Amounts, as defined below plus an amount equal to the product of (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the sum of the Class A Certificate Rate in effect with respect to the related Interest Period plus 2% per annum, and (B) any Class A Deficiency Amount from the prior Transfer Date, as defined below (or the portion thereof that has not theretofore been paid to Class A Holders) (the "Class A Additional Interest"), shall also be distributable to the Class A Certificates, and on such Transfer Date Trustee shall deposit such funds, to the extent available, into the Distribution Account. The "Class A Deficiency Amount" for any Transfer Date shall equal the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.8(a) as of the prior Interest Period over the amount actually transferred to the Distribution Account for payment of such amount. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to the Class A Certificateholders only to the extent permitted by applicable law.

     (b) The amount of monthly interest distributable to the Class B Certificates shall equal the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class B Certificate Rate in effect with respect to the related Interest Period times (ii) the outstanding principal balance of the Class B Certificates determined as of the Record Date preceding the related Transfer Date (the "Class B Monthly Interest"); provided that on the first Distribution Date interest will be distributable to the Class B Certificates in an amount equal to $______________; provided, further that in addition to the Class B Monthly Interest, an amount equal to the amount of any unpaid Class B Deficiency Amounts, as defined below, plus an amount equal to the product of (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the sum of the Class B Certificate Rate in effect with respect to the related Interest Period plus 2% per annum, and (B) any Class B Deficiency Amount from the prior Transfer Date, as defined below (or the portion thereof which has not theretofore been paid to Class B Holders) (the "Class B Additional Interest") shall also be distributable to the Class B Certificates, and on such Transfer Date Trustee shall deposit such funds, to the extent available, into the Distribution Account. The "Class B Deficiency Amount" for any Transfer Date shall equal the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.8(b) as of the prior Interest Period over the amount actually transferred to the Distribution Account for payment of such amount. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to the Class B Certificateholders only to the extent permitted by applicable law.

     (c) The amount of monthly interest distributable to the Collateral Interest shall equal the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Collateral Rate in effect with respect to the related Interest Period, times (ii) the Collateral Interest determined as of the Record Date preceding such Transfer Date, provided that on the first Distribution Date interest will be distributable to the Collateral Interest in an amount equal to the sum of (A) the product of (x) a fraction, the numerator of which is the actual number of days during the period from and including the Closing Date through _____________ __, 1997 and the denominator of which is 360, times (y) the Collateral Rate in effect for such period, determined using the LIBOR Determination Date for such period, times (z) the outstanding principal balance of the Collateral Interest as of the Closing Date, plus (B) the product of (x) a fraction, the numerator of which is the actual number of days during the period from and including _____________ __, 1997 through ___________ __, 1997 and the denominator of which is 360, times (y) the Collateral Rate in effect for such period, determined using the LIBOR Determination Date for such period, times (z) the outstanding principal balance of the Collateral Interest determined as of the Closing Date (the "Collateral Monthly Interest"); provided that for the purposes of determining Collateral Monthly Interest only, the Collateral Rate shall not exceed a per annum rate of [1]% in excess of LIBOR, as determined on the related LIBOR Determination Date.

          SECTION 4.9 Determination of Monthly Principal. (a) The amount of monthly principal distributable from the Principal Account with respect to the Class A Certificates on each Transfer Date ("Class A Monthly Principal"), beginning with the Transfer Date in the month following the month in which the Controlled Accumulation Period begins or, if earlier, the Transfer Date following the commencement of the Rapid Amortization Period, shall be equal to the least of (i) the Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date, (ii) for each Transfer Date with respect to the Controlled Accumulation Period prior to the Class A Scheduled Payment Date, the Controlled Deposit Amount for such Transfer Date and (iii) the Class A Adjusted Investor Interest on such Transfer Date prior to any deposit into the Principal Funding Account to be made on such day.

     (b) The amount of monthly principal distributable from the Principal Account with respect to the Class B Certificates on each Transfer Date (the "Class B Monthly Principal") for the Controlled Accumulation Period, beginning with the Transfer Date after the one on which the Class A Adjusted Investor Interest is reduced to zero (and for the Rapid Amortization Period beginning with the Transfer Date on which the Class A Investor Interest is reduced to zero, after giving effect to payments to be made on the related Distribution Date), shall be an amount equal to the lesser of (i) the excess, if any, of (A) the Available Investor Principal Collections on such Transfer Date over (B) the Class A Monthly Principal on such Transfer Date, if any, and (ii) the Class B Investor Interest (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections 4.12 and 4.15) on such Transfer Date.

     (c) The amount of monthly principal (the "Collateral Monthly Principal") distributable from the Principal Account with respect to the Collateral Interest on each Transfer Date shall be (i) if any reduction of the Required Collateral Interest has occurred pursuant to clause (z) of the proviso in the definition thereof during the Revolving Period, an amount equal to the lesser of (A) the excess, if any, of the Collateral Interest (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections 4.12 and 4.15) over the Required Collateral Interest on such Transfer Date, and (B) the Available Investor Principal Collections on such Transfer Date or (ii) at all times during the Controlled Accumulation Period or Rapid Amortization Period, an amount equal to the lesser of (A) the excess, if any, of the Collateral Interest (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections 4.12 and 4.15) over the Required Collateral Interest on such Transfer Date and (B) the excess, if any, of (1) the Available Investor Principal Collections on such Transfer Date over (2) the sum of the Class A Monthly Principal and the Class B Monthly Principal for such Transfer Date.

     SECTION 4.10 Coverage of Required Amount. (a) On or before each Transfer Date, Servicer shall determine the amount (the "Class A Required Amount"), if any, by which the sum of (i) the Class A Monthly Interest for such Transfer Date, plus (ii) the Class A Deficiency Amount, if any, for such Transfer Date, plus (iii) the Class A Additional Interest, if any, for such Transfer Date, plus (iv) the Class A Servicing Fee for the prior Monthly Period, plus (v) the Class A Servicing Fee, if any, due but not paid on any prior Transfer Date, plus

(vi) the Class A Net Default Amount, if any, for such Transfer Date, exceeds the Class A Available Funds for the related Monthly Period.

     (b) On or before each Transfer Date, Servicer shall also determine the amount (the "Class B Required Amount"), if any, equal to the sum of (i) the amount, if any, by which the sum of (A) the Class B Monthly Interest for such Transfer Date, plus (B) the Class B Deficiency Amount, if any, for such Transfer Date, plus (C) the Class B Additional Interest, if any, for such Transfer Date, plus (D) the Class B Servicing Fee for the prior Monthly Period, plus (E) the Class B Servicing Fee, if any, due but not paid on any prior Transfer Date, exceeds the Class B Available Funds for the related Monthly Period, plus (ii) the Class B Net Default Amount, if any, for the prior Monthly Period.

     (c) If the sum of the Class A Required Amount and the Class B Required Amount for such Transfer Date is greater than zero, Servicer shall give written notice to Trustee of such positive Class A Required Amount and/or Class B Required Amount on or before such Transfer Date. In addition:

                  (i) If the Class A Required Amount for such Transfer Date is greater than zero, all or a portion of the Excess Spread with respect to such Transfer Date in an amount equal to the Class A Required Amount, to the extent available, for such Transfer Date shall be distributed from the Finance Charge Account on such Transfer Date pursuant to subsection 4.13(a). If the Class A Required Amount for such Transfer Date exceeds the amount of Excess Spread with respect to such Transfer Date, the Collections of Principal Receivables allocable to the Collateral Interest and the Class B Certificates with respect to the prior Monthly Period shall be applied as specified in Section 4.15.

                  (ii) If the Class B Required Amount for such Transfer Date is greater than zero, all or a portion of the Excess Spread with respect to such Transfer Date in an amount equal to the Class B Required Amount, to the extent available, for such Transfer Date shall be distributed from the Finance Charge Account on such
         Transfer Date pursuant to subsection 4.13(c). If the Class B Required Amount for such Transfer Date exceeds the amount of Excess Spread available to fund the Class B Required Amount pursuant to subsection 4.13(c), the Collections of Principal Receivables allocable to the Collateral Interest (after application to the Class A Required Amount) shall be applied as specified in Section 4.15; provided that the sum of any payments pursuant to this subsection 4.10(c) shall not exceed the sum of the Class A Required Amount and the Class B Required Amount.

     SECTION 4.11 Monthly Payments. On or before each Transfer Date, Servicer shall instruct Trustee in writing (which writing shall be substantially in the form of Exhibit B to the Series Supplement) to withdraw, and Trustee, acting in accordance with such instructions, shall withdraw on such Transfer Date or the related Distribution Date, as applicable, to the extent of available funds, the amounts required to be withdrawn from the Finance Charge Account, the Principal Account, the Principal Funding Account and the Distribution Account as follows:

     (a) An amount equal to the Class A Available Funds for the related Monthly Period will be distributed on each Transfer Date, to the extent available, in the following priority:

                  (i) an amount equal to Class A Monthly Interest plus any Class A Deficiency Amount plus any Class A Additional Interest (in each case for such Transfer Date) shall be deposited by Servicer or Trustee into the Distribution Account;

                  (ii) an amount equal to the Class A Servicing Fee for such Transfer Date plus any Class A Servicing Fee due but not paid to Servicer on any prior Transfer Date shall be distributed to Servicer;

                  (iii) an amount equal to the Class A Net Default Amount, if any, for the preceding Monthly Period shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date; and

                  (iv) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.13.

     (b) An amount equal to the Class B Available Funds for the related Monthly Period will be distributed on each Transfer Date, to the extent available, in the following priority:

                  (i) an amount equal to the Class B Monthly Interest plus any Class B Deficiency Amount plus any Class B Additional Interest (in each case for such Transfer Date) shall be deposited by Servicer or Trustee into the Distribution Account;

                  (ii) an amount equal to the Class B Servicing Fee for such Transfer Date plus any Class B Servicing Fee due but not paid to Servicer on any prior Transfer Date for such Transfer Date shall be distributed to Servicer; and

                  (iii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.13.

     (c) An amount equal to the Collateral Available Funds for the related Monthly Period will be distributed on each Transfer Date, to the extent available, in the following priority:

                  (i) if Transferor or Trustee is no longer Servicer, an amount equal to the Collateral Interest Servicing Fee for such Transfer Date plus any Collateral Interest Servicing Fee due but not paid to Servicer on any prior Transfer Date shall be distributed to Servicer; and

                  (ii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.13.

     (d) During the Revolving Period, an amount equal to the Available Investor Principal Collections for the related Monthly Period will be distributed on each Transfer Date, to the extent available, in the following priority:

                  (i) an amount equal to the Collateral Monthly Principal for such Transfer Date shall be distributed to the Collateral Interest Holder in accordance with the Loan Agreement;

                  (ii) an amount  equal to the lesser of (A) the product of
         (1) a fraction, the numerator of which is equal to the Available Investor Principal Collections remaining after the application specified in subsection 4.11(d)(i) and the denominator of which is equal to the sum of (x) the Shared Principal Collections
         (determined in accordance with clause (b) of the definition thereof), plus (y) the Available Investor Principal Collections remaining after the application specified in subsection 4.11(d)(i) and (2) the Cumulative Series Principal Shortfall and (B) Available Investor Principal Collections shall remain in the Principal Account to be treated as Shared Principal Collections and applied to Principal Sharing Series other than this Series 1997-1; and

                  (iii) an amount equal to the excess, if any, of (A) the Available Investor Principal Collections for such Transfer Date over (B) the applications specified in subsections 4.11(d)(i) and
         (ii) above shall be paid to the Holder of the Transferor Certificate; provided that the amount to be paid to the Holder of the Transferor Certificate pursuant to this subsection 4.11(d)(iii) with respect to such Transfer Date shall be paid to the Holder of the Transferor Certificate only to the extent that the Transferor Interest on such Transfer Date is greater than the Minimum Transferor Interest (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Transfer Date and the application of payments referred to in subsection 4.3(b)) and otherwise shall be deposited into the Excess Funding Account in accordance with subsection 4.7(d).

     (e) During the Controlled Accumulation Period or the Rapid Amortization Period, an amount equal to the Available Investor Principal Collections for the related Monthly Period will be distributed on each Transfer Date, beginning with the Transfer Date in the month following the month in which the Controlled Accumulation Period began or the Transfer Date following the commencement of the Rapid Amortization Period, as applicable, to the extent available, in the following priority:

                  (i) an amount equal to the Class A Monthly Principal for such Transfer Date shall be, (A) during the Controlled Accumulation Period, deposited into the Principal Funding Account, and (B) during the Rapid Amortization Period, deposited into the Distribution Account;

                  (ii) after giving effect to the distribution referred to in clause (i), an amount equal to the Class B Monthly Principal shall be deposited into the Distribution Account;

                  (iii) for each Transfer Date (other than the Transfer Date immediately preceding the Series 1997-1 Termination Date, in which case on the Series 1997-1 Termination Date), after giving effect to the distribution referred to in clauses (i) and (ii), an amount equal to Collateral Monthly Principal shall be distributed to the Collateral Interest Holder in accordance with the Loan Agreement;

                  (iv) an amount  equal to the lesser of (A) the product of
         (1) a fraction, the numerator of which is equal to the Available Investor Principal Collections remaining after the application specified in subsections 4.11(e)(i), (ii) and (iii) and the denominator of which is equal to the sum of the Shared Principal Collections (determined in accordance with clause (b) of the definition thereof), and (2) the Cumulative Series Principal Shortfall and (B) the Available Investor Principal Collections shall remain in the Principal Account to be treated as Shared Principal Collections and applied to Principal Sharing Series other than this Series 1997-1; and

                  (v) an amount equal to the excess, if any, of (A) the Available Investor Principal Collections over (B) the applications specified in subsections 4.11(e)(i) through (iv) shall be paid to the Holder of the Transferor Certificate; provided that the amount to be paid to the Holder of the Transferor Certificate pursuant to this subsection 4.11(e)(v) with respect to such Transfer Date shall be paid to the Holder of the Transferor Certificate only to the extent that the Transferor Interest on such Transfer Date is greater than the Minimum Transferor Interest (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Transfer Date and the application of payments referred to in subsection 4.3(b)) and otherwise shall be deposited into the Excess Funding Account in accordance with subsection 4.7(d).

     (f) On the earlier to occur of (i) the first Transfer Date with respect to the Rapid Amortization Period and (ii) the Transfer Date immediately preceding the Class A Scheduled Payment Date, Trustee, acting in accordance with instructions from Servicer, shall withdraw from the Principal Funding Account and deposit in the Distribution Account the amount on deposit in the Principal Funding Account.

     (g) On each Distribution Date, Trustee shall pay (i) in accordance with subsection 5.1(a) to the Class A Holders from the Distribution Account, the amount deposited into the Distribution Account pursuant to subsection 4.11(a)(i) on the preceding Transfer Date and (ii) in accordance with subsection 5.1(b) to the Class B Holders from the Distribution Account, the amount deposited into the Distribution Account pursuant to subsection 4.11(b)(i) on the preceding Transfer Date.

     (h) On the earlier to occur of (i) the first Distribution Date with respect to the Rapid Amortization Period and (ii) the Class A Scheduled Payment Date and on each Distribution Date thereafter, Trustee, acting in accordance with instructions from Servicer, shall pay in accordance with
Section 5.1 from the Distribution Account the amount so deposited into the Distribution Account pursuant to subsections 4.11(e) and (f) on the related Transfer Date in the following priority:

                  (i) an amount equal to the lesser of such amount on deposit in the Distribution Account and the Class A Investor Interest shall be paid to the Class A Holders; and

                  (ii) for each Distribution Date with respect to the Rapid Amortization Period and on the Class B Scheduled Payment Date, after giving effect to the distributions referred to in clause (i) above, an amount equal to the lesser of such amount on deposit in the Distribution Account and the Class B Investor Interest shall be paid to the Class B Holders.

     (i) The Controlled Accumulation Period is scheduled to commence at the close of business on the Controlled Accumulation Date; provided that if the Controlled Accumulation Period Length (determined as described below) on any

Determination Date on or after the __________ __________ Determination Date is less than [twelve] months, upon written notice to Trustee, Transferor and each Rating Agency, Servicer, at its option, may elect to modify the date on which the Controlled Accumulation Period actually commences to the first day of the month that is a number of months prior to the month in which the Class A Scheduled Payment Date occurs at least equal to the Controlled Accumulation Period Length (so that as a result of such election the number of Monthly Periods in the Controlled Accumulation Period will at least equal the Controlled Accumulation Period Length); provided that (i) the length of the Controlled Accumulation Period will not be less than [one] month; (ii) such determination of the Controlled Accumulation Period Length shall be made on each Determination Date on and after the __________ _________ Determination Date but prior to the commencement of the Controlled Accumulation Period, and any election to shorten the Controlled Accumulation Period shall be subject to the subsequent lengthening of the Controlled Accumulation Period to the Controlled Accumulation Period Length determined on any subsequent Determination Date, but the Controlled Accumulation Period shall in no event commence prior to the Controlled Accumulation Date and (iii) notwithstanding any other provision of this Series Supplement to the contrary, no election to postpone the commencement of the Controlled Accumulation Period shall be made after a Pay Out Event shall have occurred and be continuing with respect to any other Series. The "Controlled Accumulation Period Length" will mean a number of months such that the amount available for distribution of principal on the Class A Certificates on the Class A Scheduled Payment Date is expected to equal or exceed the Class A Investor Interest, assuming for this purpose that (1) the payment rate with respect to Collections of Principal Receivables remains constant at the lowest level of such payment rate during the [twelve] preceding Monthly Periods (or such lower payment rate as Servicer may select), (2) the total amount of Principal Receivables in the Trust (and the principal amount on deposit in the Excess Funding Account, if any) remains constant at the level on such date of determination, (3) no Pay Out Event with respect to any Series will subsequently occur and (4) no additional Series (other than any Series being issued on such date of determination) will be subsequently issued. Any notice by Servicer electing to modify the commencement of the Controlled Accumulation Period pursuant to this clause (i) shall specify (i) the Controlled Accumulation Period Length, (ii) the commencement date of the Controlled Accumulation Period and (iii) the Controlled Accumulation Amount with respect to each Monthly Period during the Controlled Accumulation Period.

     SECTION 4.12 Series Investor Charge-Offs. (a) On or before each Transfer Date, Servicer shall calculate the Class A Net Default Amount. If, on any Transfer Date, the Class A Net Default Amount for the prior Monthly Period exceeds the sum of the amounts available for allocation with respect thereto pursuant to subsection 4.11(a)(iii), subsection 4.13(a) and Section
4.15 with
respect to such Monthly Period, then the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Transfer Date) will be reduced by the amount of such excess, but not by more than the lesser of the Class A Net Default Amount and the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Transfer Date) for such Transfer Date. If such reduction would cause the Collateral Interest to be a negative number, the Collateral Interest will be reduced to zero, and the Class B Investor Interest (after giving effect to reductions for any Class B Investor Charge-Offs and any Reallocated Class B Principal Collections on such Transfer Date) will be reduced by the amount by which the Collateral Interest would have been reduced below zero. If such reduction would cause the Class B Investor Interest to be a negative number, the Class B Investor Interest will be reduced to zero, and the Class A Investor Interest will be reduced by the amount by which the Class B Investor Interest would have been reduced below zero, but not by more than the Class A Net Default Amount for such Transfer Date (a "Class A Investor Charge-Off"). If the Class A Investor Interest has been reduced by the amount of any Class A Investor Charge-Offs, it will be reimbursed on any Transfer Date by the amount of Excess Spread allocated and available for such purpose pursuant to subsection 4.13(b).

     (b) On or before each Transfer Date, Servicer shall calculate the Class B Net Default Amount. If, on any Transfer Date, the Class B Net Default Amount for the prior Monthly Period exceeds the amount of Excess Spread and Reallocated Collateral Principal Collections that are allocated and available to fund such amount pursuant to subsection 4.13(c) and
Section 4.15, the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Transfer Date and any adjustments with respect thereto as described in subsection 4.12(a)) will be reduced by the amount of such excess, but not by more than the lesser of the Class B Net Default Amount and the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Transfer Date and any adjustments with respect thereto as described in subsection 4.12(a)) for such Transfer Date. If such reduction would cause the Collateral Interest to be a negative number, the Collateral Interest shall be reduced to zero and the Class B Investor Interest shall be reduced by the amount by which the Collateral Interest would have been reduced below zero, but not by more than the Class B Net Default Amount for such Transfer Date (a "Class B Investor Charge-Off"). The Class B Investor Interest will also be reduced by the amount of Reallocated Class B Principal Collections in excess of the Collateral Interest pursuant to Section 4.15 and the amount of any portion of the Class B Investor Interest allocated to the Class A Certificates to avoid a reduction in the Class A Investor Interest pursuant to subsection 4.12(a). The Class B Investor Interest will thereafter be reimbursed on any Transfer Date by the amount of Excess Spread allocated and available for that purpose as described under subsection 4.13(d).

     (c) On or before each Transfer Date, Servicer shall calculate the Collateral Net Default Amount. If, on any Transfer Date, the Collateral Net Default Amount for the prior Monthly Period exceeds the amount of Excess Spread which is allocated and available to fund such amount pursuant to subsection 4.13(g), the Collateral Interest will be reduced by the amount of such excess but not by more than the lesser of the Collateral Net Default Amount and the Collateral Interest for such Transfer Date (a "Collateral Charge-Off"). The Collateral Interest will also be reduced by the amount of Reallocated Principal Collections pursuant to Section 4.15 and the amount of any portion of the Collateral Interest allocated to the Class A Certificates or the Class B Certificates to avoid a reduction in the Class A Investor Interest, pursuant to subsection 4.12(a), or the Class B Investor Interest, pursuant to subsection 4.12(b), respectively. The Collateral Interest will thereafter be reimbursed on any Transfer Date by the amount of the Excess Spread allocated and available for that purpose as described under subsection 4.13(h).

     SECTION 4.13 Excess Spread. On or before each Transfer Date, Servicer shall instruct Trustee in writing (which writing shall be substantially in the form of Exhibit B to the Series Supplement) to apply, and Trustee, acting in accordance with such instructions shall apply, Excess Spread with respect to the related Monthly Period, to make the following distributions on each Transfer Date in the following priority:

     (a) an amount equal to the Class A Required Amount, if any, with respect to such Transfer Date will be used to fund the Class A Required Amount and be applied in accordance with, and in the priority set forth in, subsection 4.11(a);

     (b) an amount equal to the aggregate amount of Class A Investor Charge- Offs which have not been previously reimbursed will be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

     (c) an amount equal to the Class B Required Amount, if any, with respect to such Transfer Date will be used to fund the Class B Required Amount and be applied first in accordance with, and in the priority set forth in, subsection 4.11(b) and then any remaining amount available to pay the Class B Net Default Amount shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

     (d) an amount equal to the aggregate amount by which the Class B Investor Interest has been reduced below the Class B Initial Investor Interest for reasons other than the payment of principal to the Class B Holders (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) will be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

     (e) an amount equal to the Collateral Monthly Interest plus the amount of any past due Collateral Monthly Interest for such Transfer Date will be held in the Finance Charge Account, invested overnight in Permitted Investments and paid to the Collateral Interest Holder on the related Distribution Date in accordance with the Loan Agreement;

     (f) if Transferor or Trustee is Servicer, an amount equal to the aggregate amount of accrued but unpaid Collateral Interest Servicing Fee will be paid to Servicer;

     (g) an amount equal to the Collateral Net Default Amount, if any, for the prior Monthly Period will be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

     (h) an amount equal to the aggregate amount by which the Collateral Interest has been reduced below the Required Collateral Interest for reasons other than the payment of principal to the Collateral Interest Holder (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) will be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

     (i) on each Transfer Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described in subsection 4.18(f), an amount up to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account;

     (j) an amount equal to all other amounts specified in the Loan Agreement (to the extent payable from "Available Non-Principal Funds," as defined therein) shall be held in the Finance Charge Account, invested overnight in Permitted Investments and distributed on the related
Distribution Date in accordance with the Loan Agreement; and

     (k) the balance, if any, after giving effect to the payments made pursuant to clauses (a) through (j), shall constitute "Excess Finance Charge Collections" to be applied with respect to other Principal Sharing Series in accordance with Section 4.5 of the Agreement.

     SECTION 4.14 Reallocated Investor Finance Charge Collections. (a) That portion of Group I Investor Finance Charge Collections for any Transfer Date equal to the amount of Reallocated Investor Finance Charge Collections for such Transfer Date will be allocated to Series 1997-1 and will be distributed as set forth in this Supplement.

     (b) Reallocated Investor Finance Charge Collections with respect to any Transfer Date shall equal the sum of (i) the aggregate amount of Series Monthly Interest, Series Monthly Fees, Series Net Default Amount and Series Investor Charge-Offs for such Distribution Date and (ii) that portion of excess Group I Investor Finance Charge Collections to be included in Reallocated Investor Finance Charge Collections pursuant to subsection 4.14(c); provided that if the amount of Group I Investor Finance Charge Collections for such Distribution Date is less than the sum of (w) Group I Investor Monthly Interest, (x) Group I Investor Monthly Fees, (y) Group I Net Default Amount and (z) Group I Investor Charge-Offs, then "Reallocated Investor Finance Charge Collections" shall equal the sum of the following amounts for such Distribution Date:

                  (A) The product of (I) Group I Investor Finance Charge Collections (up to the amount of Group I Investor Monthly Interest) and (II) a fraction, the numerator of which is Series Monthly Interest and the denominator of which is Group I Investor Monthly Interest;

                  (B) the product of (I) Group I Investor Finance Charge Collections less the amount of Group I Investor Monthly Interest (up to the Group I Investor Monthly Fees) and (II) a fraction, the numerator of which is the Series Monthly Fees and the denominator of which is the Group I Investor Monthly Fees;

                  (C) the product of (I) Group I Investor Finance Charge Collections less the amount of Group I Investor Monthly Interest and the Group I Investor Monthly Fees (up to Group I Net Default Amount) and (II) a fraction, the numerator of which is Series Net Default Amount and the denominator of which is Group I Net Default Amount; and

                  (D) the product of (I) Group I Investor Finance Charge Collections less the sum of (x) Group I Investor Monthly Interest,
         (y) the Group I Investor Monthly Fees and (z) Group I Net Default Amount and (II) a fraction, the numerator of which is Series Investor Charge-Offs and the denominator of which is Group I Investor Charge-Offs.

     (c) If the amount of Group I Investor Finance Charge Collections for such Distribution Date exceeds the sum of (i) Group I Investor Monthly Interest, (ii)

Group I Investor Monthly Fees, (iii) Group I Net Default Amount and (iv) Group I Investor Charge-Offs, then Reallocated Investor Finance Charge Collections for such Distribution Date shall include an amount equal to the product of (x) the amount of such excess and (y) a fraction, the numerator of which is the Investor Interest as of the last day of the second preceding Monthly Period (or, for Series 1997-1 only, with respect to the first Transfer Date, as of the Closing Date) and the denominator of which is the sum of such Investor Interest and the aggregate Investor Interests for all other Series included in Group I as of such last day (or, for Series 1997-1 only, with respect to the first Transfer Date, as of the Closing Date).

     SECTION 4.15 Reallocated Principal Collections. On or before each Transfer Date, Servicer shall instruct Trustee in writing (which writing shall be substantially in the form of Exhibit B to the Series Supplement) to, and Trustee in accordance with such instructions shall, withdraw from the Principal Account and apply Reallocated Principal Collections (applying all Reallocated Collateral Principal Collections in accordance with subsections 4.15(a) and (b) prior to applying any Reallocated Class B Principal Collections in accordance with subsection 4.15(a) for any amounts still owing after the application of Reallocated Collateral Principal Collections) with respect to such Transfer Date, to make the following distributions on each Transfer Date in the following priority:

     (a) an amount equal to the excess, if any, of (i) the Class A Required Amount, if any, with respect to such Transfer Date over (ii) the amount of Excess Spread with respect to the related Monthly Period, shall be applied pursuant to subsections 4.11(a)(i), (ii) and (iii); and

     (b) an amount equal to the excess, if any, of (i) the Class B Required Amount, if any, with respect to such Transfer Date over (ii) the amount of Excess Spread allocated and available to the Class B Certificates pursuant to subsection 4.13(c) on such Transfer Date shall be applied first pursuant to subsections 4.11(b)(i) and (ii) and then pursuant to subsection 4.13(c).

     On each Transfer Date, the Collateral Interest shall be reduced by the amount of Reallocated Collateral Principal Collections and by the amount of Reallocated Class B Principal Collections applied pursuant to subsections 4.15(a) and/or (b) on such Transfer Date. If such reduction would cause the Collateral Interest (after giving effect to any Collateral Charge-Offs for such Transfer Date) to be a negative number, the Collateral Interest (after giving effect to any Collateral Charge-Offs for such Transfer Date) shall be reduced to zero and the Class B Investor Interest shall be reduced by the amount by which the Collateral Interest would have been reduced below zero. If the reallocation of Reallocated Principal Collections would cause the Class B Investor Interest (after giving effect to any Class B Investor Charge-Offs for such Transfer Date) to be a negative number on any Transfer Date, Reallocated Principal Collections shall be reallocated on such Transfer Date in an aggregate amount not to exceed the amount which would cause the Class B Investor Interest (after giving effect to any Class B Investor Charge-Offs for such Transfer Date) to be reduced to zero.

     SECTION 4.16 Shared Principal Collections. (a) The portion of Shared Principal Collections on deposit in the Principal Account equal to the amount of Shared Principal Collections allocable to Series 1997-1 on any Transfer Date shall be applied as Available Investor Principal Collections pursuant to Section 4.11 and pursuant to such Section 4.11 shall be deposited in the Distribution Account or distributed in accordance with the Loan Agreement.

     (b) Shared Principal Collections allocable to Series 1997-1 with respect to any Transfer Date means an amount equal to the Series Principal Shortfall, if any, with respect to Series 1997-1 for such Transfer Date; provided that if the aggregate amount of Shared Principal Collections for all Principal Sharing Series for such Transfer Date is less than the Cumulative Series Principal Shortfall for such Transfer Date, then Shared Principal Collections allocable to Series 1997-1 on such Transfer Date shall equal the product of (i) Shared Principal Collections for all Principal Sharing Series for such Transfer Date and (ii) a fraction, the numerator of which is the Series Principal Shortfall with respect to Series 1997-1 for such Transfer Date and the denominator of which is the Cumulative Series Principal Shortfall for all Principal Sharing Series for such Transfer Date.

     (c) Solely for the purpose of determining the amount of Available Investor Principal Collections to be treated as Shared Principal Collections on any Transfer Date allocable to other Principal Sharing Series, on each Determination Date, Servicer shall determine the Class A Required Amount, the Class B Required Amount, Excess Spread and Reallocated Principal Collections as of such Determination Date for the following Transfer Date.

     SECTION 4.17 Principal Account and Principal Funding Account. (a) The Trustee shall establish and maintain with a Qualified Institution, which may be Trustee, in the name of the Trustee, on behalf of the Trust, for the benefit of the Investor Holders, two segregated trust accounts with the corporate trust department of such Qualified Institution (the "Principal Account" and the "Principal Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Investor Holders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Account and the Principal Funding Account and in all proceeds thereof. The Principal Account and the Principal Funding Account shall be under the sole dominion and control of Trustee for the benefit of the Investor Holders. If at any time the institution holding the Principal Account and the Principal Funding Account ceases to be a Qualified Institution, Transferor shall notify Trustee, and Trustee upon being notified (or Servicer on its behalf) shall, within 10 Business Days, establish a new Principal Account and a new Principal Funding Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Principal Account and Principal Funding Account. The Trustee, at the direction of Servicer, shall (i) make withdrawals from the Principal Account and the Principal Funding Account from time to time in the amounts and for the purposes set forth in this Agreement, and (ii) on each Transfer Date (from and after the commencement of the Controlled Accumulation Period) prior to termination of the Principal Funding Account make a deposit into the Principal Funding Account in the amount specified in, and otherwise in accordance with, subsection 4.11(e).

     (b) Funds on deposit in the Principal Account and the Principal Funding Account shall be invested at the direction of Servicer by Trustee in Permitted Investments. Funds on deposit in the Principal Funding Account on any Transfer Date, after giving effect to any withdrawals from the Principal Funding Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain, for the benefit of the Investor Holders, possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments. No Permitted Investment shall be disposed of prior to its maturity.

     On each Transfer Date, Trustee, acting at Servicer's direction given on or before such Transfer Date, shall transfer (i) from the Principal Account to the Finance Charge Account all investment earnings (net of losses and investment expenses) accrued on or prior to that Transfer Date in connection with the investment of funds on deposit in the Principal Account for application as a part of Investor Finance Charge Collections and (ii) from the Principal Funding Account to the Finance Charge Account the Principal Funding Investment Proceeds on deposit in the Principal Funding Account, but not in excess of the Covered Amount, for application as Class A Available Funds applied pursuant to subsection 4.11(a)(i).

     Any Excess Principal Funding Investment Proceeds shall be paid to the Holder of the Transferor Certificate on each Transfer Date. An amount equal to any Principal Funding Investment Shortfall will be deposited in the Finance Charge Account on each Transfer Date from the Reserve Account to the extent funds are available pursuant to subsection 4.18(d). Principal Funding Investment Proceeds (including reinvested interest) shall not be considered part of the amounts on deposit in the Principal Funding Account for purposes of this Agreement.

     SECTION 4.18 Reserve Account. (a) The Trustee shall establish and maintain with a Qualified Institution, which may be Trustee, in the name of the Trust, on behalf of the Trust, for the benefit of the Investor Holders, a segregated trust account with the corporate trust department of such Qualified Institution (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Investor Holders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of Trustee for the benefit of the Investor Holders. If at any time the institution holding the Reserve Account ceases to be a Qualified Institution, Transferor shall notify Trustee, and Trustee upon being notified (or Servicer on its behalf) shall, within 10 Business Days, establish a new Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Reserve Account. The Trustee, at the direction of Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Agreement, and (ii) on each Transfer Date (from and after the Reserve Account Funding Date) prior to termination of the Reserve Account make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.13(i).

     (b) Funds on deposit in the Reserve Account shall be invested at the direction of Servicer by Trustee in Permitted Investments. Funds on deposit in the Reserve Account on any Transfer Date, after giving effect to any withdrawals from the Reserve Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain, for the benefit of the Investor Holders, possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments. No Permitted Investment shall be disposed of prior to its maturity. On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount) and the balance, if any, shall be deposited into the Finance Charge Account and included in Class A Available Funds for such Transfer Date. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Agreement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

     (c) On or before each Transfer Date with respect to the Controlled Accumulation Period prior to the payment in full of the Class A Investor Interest and on or before the first Transfer Date with respect to the Rapid Amortization Period, Servicer shall calculate the "Reserve Draw Amount" which shall be equal to the Principal Funding Investment Shortfall with respect to each Transfer Date with respect to the Controlled Accumulation Period or the first Transfer Date with respect to the Rapid Amortization Period less, in each case, the amount of funds deposited into the Finance Charge Account on such Transfer Date pursuant to subsection 4.18(b).

     (d) If the Reserve Draw Amount for any Transfer Date is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on such Transfer Date by Trustee (acting in accordance with the instructions of Servicer), deposited into the Finance Charge Account and included in Class A Available Funds for such Transfer Date.

     (e) If the Reserve Account Surplus on any Transfer Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Transfer Date, is greater than zero, Trustee, acting in accordance with the instructions of Servicer, shall withdraw from the Reserve Account, and pay in accordance with the Loan Agreement, an amount equal to such Reserve Account Surplus.

     (f) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article XII, (ii) the first Transfer Date relating to the Rapid Amortization Period and (iii) the Transfer Date immediately preceding the Class A Scheduled Payment Date, Trustee, acting in accordance with the instructions of Servicer, after the prior payment of all amounts owing to the Series 1997-1 Holders that are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account and pay in accordance with the Loan Agreement all amounts, if any, on deposit in the Reserve Account and the Reserve Account shall be deemed to have terminated for purposes of this Series Supplement.

     SECTION 4.19 Determination of LIBOR. (a) On each LIBOR Determination Date for each Interest Period (or, in the case of the initial Interest Period, for each portion thereof having a separate LIBOR Determination
Date), Trustee will determine LIBOR on the basis of the rate for deposits in United States dollars for a one-month period (commencing on the first day of such Interest Period (or such portion of the initial Interest Period, as applicable)) which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that LIBOR Determination Date will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a one-month period (commencing on the first day of such Interest Period (or such portion of the initial Interest Period, as applicable)). The Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by three major banks in New York City, selected by Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period (commencing on the first day of such Interest Period (or such portion of the initial Interest Period, as applicable)). If the banks selected by the Servicer are not quoting rates as provided in the immediately preceding sentence, LIBOR for such Interest Period shall be LIBOR in effect for the immediately preceding Interest Period.

     (b) The Class B Certificate Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by any Investor Holder by telephoning Trustee at its Corporate Trust Office at (212) 815-5286.

     (c) On each LIBOR Determination Date prior to 12:00 noon New York City time, Trustee shall send to Servicer, by facsimile, notification of LIBOR for the following Interest Period.

     SECTION 4.20 Transferor's or Servicer's Failure to Make a Deposit or Payment. If Servicer or Transferor fails to make, or give instructions to make, any payment or deposit (other than as required by subsections 2.4(d) and (e) and 12.2(a) or Sections 10.2 and 12.1) required to be made or given by Servicer or Transferor, respectively, at the time specified in the Agreement (including applicable grace periods), Trustee shall make such payment or deposit from the applicable Investor Account without instruction from Servicer or Transferor. The Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that Trustee has sufficient information to allow it to determine the amount thereof; provided that Trustee shall in all cases be deemed to have sufficient information to determine the amount of interest payable to the Series 1997-1 Holders on each Distribution Date. The Servicer shall, upon request of Trustee, promptly provide Trustee with all information necessary to allow Trustee to make such payment, deposit or withdrawal. Such funds or the proceeds of such withdrawal shall be applied by Trustee in the manner in which such payment or deposit should have been made by Transferor or Servicer, as the case may be.

     SECTION 4.21. Conversion Date. Notwithstanding anything contained in the Agreement to the contrary, the Agreement and this Series Supplement may be amended pursuant to subsection 13.1(a) from time to time by Transferor, Servicer and Trustee and without the consent of the Certificateholders, to facilitate the conversion from a Billing Cycle basis to Monthly Period basis for allocations or to remove provisions of the Agreement or this Series Supplement made superfluous by such conversion.

     SECTION 8. Article V of the Agreement. Article V of the Agreement shall read in its entirety as follows and shall be applicable only to the Investor Holders:

ARTICLE V                  DISTRIBUTIONS AND REPORTS TO
                           INVESTOR HOLDERS

     SECTION 5.1 Distributions. (a) On each Distribution Date, Trustee shall distribute (in accordance with the certificate delivered on or before the related Transfer Date by Servicer to Trustee pursuant to subsection 3.4(b)) to each Class A Holder of record on the immediately preceding Record Date (other than as provided in subsection 2.4(e) or Section 12.3 respecting a final distribution) such Holder's pro rata share (based on the aggregate Undivided Interests represented by Class A Certificates held by such Holder) of amounts on deposit in the Distribution Account as are payable to the Class A Holders pursuant to Section 4.11 by check mailed to each Class A Holder (at such Holder's address as it appears in the Certificate Register), except that with respect to Class A Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

     (b) On each Distribution Date, Trustee shall distribute (in accordance with the certificate delivered on or before the related Transfer Date by Servicer to Trustee pursuant to subsection 3.4(b)) to each Class B Holder of record on the immediately preceding Record Date (other than as provided in subsection 2.4(e) or Section 12.3 respecting a final distribution) such Holder's pro rata share (based on the aggregate Undivided Interests represented by Class B Certificates held by such Holder) of amounts on deposit in the Distribution Account as are payable to the Class B Holders pursuant to Section 4.11 by check mailed to each Class B Holder (at such Holder's address as it appears in the Certificate Register), except that with respect to Class B Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

     SECTION 5.2 Monthly Series 1997-1 Holders' Statement. (a) On or before each Distribution Date, Trustee shall forward to each Series 1997-1 Holder a statement substantially in the form of Exhibit C to the Series Supplement prepared by Servicer and delivered to Trustee.

     (b) Annual Holders' Tax Statement. On or before January 31 of each calendar year, beginning with calendar year 1998, Trustee shall distribute to each Person who at any time during the preceding calendar year was a Series 1997-1 Holder, a statement prepared by Servicer containing the following information:

                  (i) the amount of the current  distribution  allocable to
         Class  A  Monthly   Principal,   Class  B  Monthly  Principal  and
         Collateral Monthly Principal, respectively; and

                  (ii) the amount of the current distribution allocable to Class A Monthly Interest, Class A Deficiency Amounts, Class A Additional Interest, Class B Monthly Interest, Class B Deficiency Amounts, Class B Additional Interest and Collateral Monthly Interest, and any accrued and unpaid Collateral Monthly Interest, respectively.

Such information shall be aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1997-1 Holder, together with such other customary information (consistent with the treatment of the Certificates as debt) as Servicer deems necessary or desirable to enable the Series 1997-1 Holders to prepare their tax returns. Such obligations of Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by Trustee pursuant to any requirements of the Internal Revenue Code.

     SECTION 9. Series 1997-1 Pay Out Events. If any one of the following events shall occur with respect to the Investor Certificates:

     (a) failure on the part of Transferor (i) to make any payment or deposit required by the terms of (A) the Agreement or (B) this Series Supplement, on or before the date occurring five days after the date such payment or deposit is herein required to be made or (ii) duly to observe or perform in any material respect any covenants or agreements of Transferor set forth in the Agreement or this Series Supplement (including the covenant of Transferor contained in Section 11 of this Series Supplement), which failure has a material adverse effect on the Series 1997-1 Holders (which determination shall be made without reference to whether any funds are available under the Collateral Interest) and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to Transferor by Trustee, or to Transferor and Trustee by the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 50% of the Investor Interest of this Series 1997-1, and continues to materially and adversely affect the interests of the Series 1997-1 Holders (which determination shall be made without reference to whether any funds are available under the Collateral Interest) for such period;

     (b) any representation or warranty made by Transferor in the Agreement or this Series Supplement, or any information contained in an Account Schedule required to be delivered by Transferor pursuant to Section 2.1 or 2.6, (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to Transferor by Trustee, or to Transferor and Trustee by the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 50% of the Investor Interest of this Series 1997-1, and (ii) results in a material and adverse effect on the interests of the Series 1997-1 Holders (which material adverse effect shall be determined without reference to whether any funds are available under the Collateral Interest), which result continues for such period; provided that a Series 1997-1 Pay Out Event pursuant to this subsection 9(b) shall not be deemed to have occurred hereunder if Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

     (c) the average Portfolio Yield for any three consecutive Monthly Periods is reduced to a rate which is less than the average Base Rate for such period;

     (d) Transferor shall fail to convey Receivables arising under Additional Accounts, or Participations, to the Trust, as required by subsection 2.6(b);

     (e) any Servicer Default shall occur which would have a material adverse effect on the Series 1997-1 Holders; or

     (f) the Class A Investor Interest shall not be paid in full on the Class A Scheduled Payment Date or the Class B Investor Interest shall not be paid in full on the Class B Scheduled Payment Date;

then, in the case of any event described in subsection 9(a), (b), (c) or
(e) of this Series Supplement, after the applicable grace period set forth in such subsections, either Trustee or Holders of Series 1997-1 Certificates (including, for this purpose, the Collateral Interest Holder) evidencing Undivided Interests aggregating not less than 50% of the Investor Interest of this Series 1997-1 by notice then given in writing to Transferor and Servicer (and to Trustee if given by the Holders) may declare that a pay out event (a "Series 1997-1 Pay Out Event") has occurred as of the date of such notice, and in the case of any event described in subsection 9 (d) or (f) of this Series Supplement, a Series 1997-1 Pay Out Event shall occur without any notice or other action on the part of Trustee or the Investor Holders immediately upon the occurrence of such event.

     SECTION 10. Series 1997-1 Termination. The right of the Investor Holders to receive payments from the Trust will terminate on the first Business Day following the Series 1997-1 Termination Date.

     SECTION 11. Periodic Finance Charges and Other Fees. Transferor hereby agrees that, except as otherwise required by any Requirement of Law, or as is deemed by Transferor to be necessary in order for Transferor to maintain its revolving credit business, based upon a good faith assessment by Transferor, in its sole discretion, of the nature of the competition in the credit card business, it shall not at any time reduce the Periodic Finance Charges assessed on any Receivable or other fees on any Account if Transferor reasonably expects that, as a result of such reduction, the Portfolio Yield for the Monthly Period during which such reduction becomes effective will be less than the Base Rate as at the beginning of such Monthly Period.

     SECTION 12. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

     SECTION 13. Governing Law. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 14. No Petition. Transferor, Servicer and Trustee, by entering into this Series Supplement and each Holder, by accepting a Series 1997-1 Certificate, hereby covenant and agree that they will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Investor Holders, the Agreement or this Series Supplement.

     SECTION 15. Amendments. This Series Supplement may be amended pursuant to Section 13.1 of the Agreement. This Series Supplement may also be amended by Transferor without the consent of Servicer, Trustee or any Investor Holder if Transferor provides Trustee with (i) an Opinion of Counsel to the effect that such amendment or modification would reduce the risk that the Trust would be treated as taxable as a publicly traded partnership pursuant to Internal Revenue Code section 7704 and would not cause the Trust to be classified, for Federal income tax purposes, as an association (or publicly traded partnership) taxable as a corporation or cause or constitute an event in which gain or loss would be recognized by any Investor Holder and (ii) a certificate that such amendment or modification would not materially and adversely affect any Investor Holder; provided that no such amendment shall be deemed effective without Trustee's consent, if Trustee's rights, duties and obligations hereunder are thereby modified. Promptly after the execution of any such amendment (other than an amendment pursuant to subsection 13.1(a)), Trustee shall furnish notification of the substance of such amendment to each Rating Agency.

         IN WITNESS WHEREOF, Transferor, Servicer and Trustee have caused this Series 1997-1 Supplement to be duly executed by their respective officers as of the day and year first above written.


                                    FIRST NATIONAL BANK OF COMMERCE,
                                      Transferor and Servicer


                                    By:______________________________________
                                    Name:
                                    Title:



                                    ----------------------------------------,
                                    Trustee



                                    By:_____________________________________
                                    Name:
                                    Title:

                                                            EXHIBIT A-1



                            FORM OF CERTIFICATE

                                  CLASS A

     Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to First National Bank of Commerce or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No. ___                                                              $________
                                                             CUSIP No.________


                     FIRST NBC CREDIT CARD MASTER TRUST
                           CLASS A FLOATING RATE
                  ASSET BACKED CERTIFICATE, SERIES 1997-1


Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of MasterCard(R), VISA(R)*<F11> and Private Label credit card receivables generated or acquired by First National Bank of Commerce and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

                    (Not an interest in or obligation of
                      First National Bank of Commerce
                         or any Affiliate thereof.)


---------------
<F11>
* MasterCard(R) and VISA(R) are federally registered servicemarks of MasterCard International Inc. and of VISA U.S.A., Inc., respectively.
<F/11>


                            Exhibit A-1, Page 1

     This certifies that CEDE & CO. (the "Class A Holder") is the registered owner of an Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created and arising in connection with selected MasterCard, VISA and Private Label credit card accounts] (the "Accounts") of First National Bank of Commerce, a national banking association organized under the laws of the United States, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables and Recoveries), the right to certain amounts received as Interchange with respect to the Accounts, the benefits of the Collateral Interest (as defined below) and the other assets and interests constituting the Trust pursuant to a Pooling and Servicing Agreement dated as of _____________ __, 1997 as supplemented by the Series 1997-1 Supplement dated as of ______________ __, 1997 (collectively, the "Pooling and Servicing Agreement"), by and between First National Bank of Commerce, as Transferor ("Transferor") and as Servicer ("Servicer"), and ___________________, as Trustee ("Trustee"). The Series 1997-1 Certificates are issued in two classes, the Class A Certificates (of which this certificate is one) and the Class B Certificates, which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement.

     Transferor has structured the Pooling and Servicing Agreement and the Series 1997-1 Certificates with the intention that the Series 1997-1 Certificates will qualify under applicable tax law as indebtedness, and each of Transferor, Servicer and each Series 1997-1 Holder (or Series 1997-1 Certificate Owner) by acceptance of its Series 1997-1 Certificate (or in the case of a Series 1997-1 Certificate Owner, by virtue of such Series 1997-1 Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Series 1997-1 Certificates (or any beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Series 1997-1 Holder agrees that it will cause any Series 1997-1 Certificate Owner acquiring an interest in a Series 1997-1 Certificate through it to comply with the Pooling and Servicing Agreement as to treatment of the Series 1997-1 Certificates as indebtedness for certain tax purposes.

     To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Pooling and Servicing Agreement. This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class A Holder by virtue of the acceptance hereof assents and by which the Class A Holder is bound.




                            Exhibit A-1, Page 2

     This Class A Certificate represents an interest in only the First NBC Credit Card Master Trust. This Class A Certificate does not represent an obligation of, or an interest in, Transferor or Servicer, and neither the Series 1997-1 Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Series 1997-1 Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

     Unless the certificate of authentication hereon has been executed by or on behalf of Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.



                            Exhibit A-1, Page 3

     IN WITNESS WHEREOF, First National Bank of Commerce has caused this Class A Certificate to be duly executed under its official seal.


                                                  By:_____________________
                                                        Authorized Officer



[Seal]

Attested to:


By:______________________________
              Secretary


Date:____________________________



                            Exhibit A-1, Page 4

              Form of Trustee's Certificate of Authentication

                       CERTIFICATE OF AUTHENTICATION

     This is one of the Class A Certificates, Series 1997-1, of the First NBC Credit Card Master Trust referred to in the within-mentioned Pooling and Servicing Agreement.



                           -------------------,
                              Trustee



                           By:__________________________
                                  Authorized Signatory

                                                             EXHIBIT A-2



                            FORM OF CERTIFICATE

                                  CLASS B


     Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to First National Bank of Commerce or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


No. ___                                                             $________
                                                            CUSIP No.________


                     FIRST NBC CREDIT CARD MASTER TRUST
                           CLASS B FLOATING RATE
                  ASSET BACKED CERTIFICATE, SERIES 1997-1


     Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of MasterCard(R), VISA(R)*<F12> and Private Label credit card receivables generated or acquired by First National Bank of Commerce and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

                    (Not an interest in or obligation of
                      First National Bank of Commerce
                         or any Affiliate thereof.)

------------------
<F12>* MasterCard(R) and VISA(R) are federally registered servicemarks of
       MasterCard International Inc. and of VISA U.S.A., Inc., respectively.
</F12>


                            Exhibit A-2, Page 1

     This certifies that CEDE & CO. (the "Class B Holder") is the registered owner of an Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created and arising in connection with selected MasterCard, VISA and Private Label credit card accounts] (the "Accounts") of First National Bank of Commerce, a national banking association organized under the laws of the United States, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables and Recoveries), the right to certain amounts received as Interchange with respect to the Accounts, the benefits of the Collateral Interest (as defined below) and the other assets and interests constituting the Trust pursuant to a Pooling and Servicing Agreement dated as of ______________ __, 1997 as supplemented by the Series 1997-1 Supplement dated as of
_______________ __, 1997 (collectively, the "Pooling and Servicing Agreement"), by and between First National Bank of Commerce, as Transferor ("Transferor") and as Servicer ("Servicer"), and _______________, as Trustee ("Trustee"). The Series 1997-1 Certificates are issued in two classes, the Class A Certificates and the Class B Certificates (of which this certificate is one), which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement.

     Transferor has structured the Pooling and Servicing Agreement and the Series 1997-1 Certificates with the intention that the Series 1997-1 Certificates will qualify under applicable tax law as indebtedness, and each of Transferor, Servicer and each Series 1997-1 Holder (or Series 1997-1 Certificate Owner) by acceptance of its Series 1997-1 Certificate (or in the case of a Series 1997-1 Certificate Owner, by virtue of such Series 1997-1 Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Series 1997-1 Certificates (or any beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Series 1997-1 Holder agrees that it will cause any Series 1997-1 Certificate Owner acquiring an interest in a Series 1997-1 Certificate through it to comply with the Pooling and Servicing Agreement as to treatment of the Series 1997-1 Certificates as indebtedness for certain tax purposes.

     To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Pooling and Servicing Agreement. This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class B Holder by virtue of the acceptance hereof assents and by which the Class B Holder is bound.

     This Class B Certificate represents an interest in only the First NBC Credit Card Master Trust. This Class B Certificate does not represent an



                            Exhibit A-2, Page 2
obligation of, or an interest in, Transferor or Servicer, and neither the Series 1997-1 Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Series 1997-1 Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

     Unless the certificate of authentication hereon has been executed by or on behalf of Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.




                            Exhibit A-2, Page 3

     IN WITNESS WHEREOF, First National Bank of Commerce has caused this Class B Certificate to be duly executed under its official seal.


                                                   By:______________________
                                                      Authorized Officer


[Seal]

Attested to:


By:_________________________
        Secretary


Date:_______________________



                            Exhibit A-2, Page 4

              Form of Trustee's Certificate of Authentication

                       CERTIFICATE OF AUTHENTICATION

     This is one of the Class B Certificates, Series 1997-1, of the First NBC Credit Card Master Trust referred to in the within-mentioned Pooling and Servicing Agreement.



                                                ------------------------,
                                                   Trustee


                                                By:_______________________
                                                    Authorized Signatory

                                                            EXHIBIT B


                  FORM OF MONTHLY PAYMENT INSTRUCTIONS AND
                          NOTIFICATION TO TRUSTEE
                      FIRST NATIONAL BANK OF COMMERCE
                        FIRST NBC CREDIT CARD MASTER TRUST, SERIES 1997-1
                 MONTHLY PERIOD ENDING ______________, ____

                                 [TO COME]

                                                           EXHIBIT C


                       FORM OF MONTHLY SERIES 1997-1
                             HOLDERS' STATEMENT

                               SERIES 1997-1

                      FIRST NATIONAL BANK OF COMMERCE

                    ------------------------------------


                     FIRST NBC CREDIT CARD MASTER TRUST

                    ----------------------------------------


                                 [TO COME]